   J.P. MORGAN SERIES TRUST II

   J.P. MORGAN TREASURY MONEY MARKET PORTFOLIO

   J.P. MORGAN BOND PORTFOLIO

   J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO

   J.P. MORGAN SMALL COMPANY PORTFOLIO

   J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO


SEMIANNUAL REPORT
JUNE 30, 1999

IM0537

LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN-SERIES TRUST II

August 2, 1999

Dear Shareholder,

We are pleased to provide you with the June 30, 1999, semiannual report for the J.P. Morgan Series Trust II.

Over the past six months, global economic growth began to stabilize and turn positive, with evidence of a clear upturn in Asia, increasing signs of bottoming and recovery in Japan, a strong European consumer sector, and better-than-expected results in Latin America. In the U.S., growth in virtually all sectors continued to be robust, and the equity market continued to thrive.

As concerns about global financial and economic fragility receded, the U.S. Federal Reserve was free to focus on domestic price stability. At its June 30 meeting, the Fed announced a 25 basis point increase in the federal funds rate and a return to a neutral policy bias. The shift to a neutral bias was interpreted positively by many market participants, but we believe more Fed tightening will be necessary.

The report that follows includes detailed information on the J.P. Morgan Series Trust II portfolios, as well as interviews with members of the portfolio management teams. In the interviews, portfolio managers review the major events of the previous six months and discuss their portfolio strategy.

As chairman and president of Asset Management Services, we appreciate your investment in the J.P. Morgan Series Trust II. If you have any comments or questions, please call the trust's distributor - Funds Distributor, Inc. - at
(800) 221-7930.

Sincerely yours,

/s/ Ramon de Oliveira                    /s/ Keith M. Schappert

Ramon de Oliveira                        Keith M. Schappert
Chairman of Asset Management Services    President of Asset Management Services
J.P. Morgan & Co. Incorporated           J.P. Morgan & Co. Incorporated


TABLE OF CONTENTS

LETTER TO THE SHAREHOLDERS ..................................................1

PORTFOLIO REVIEWS:

J.P. MORGAN TREASURY MONEY MARKET PORTFOLIO .................................2

J.P. MORGAN BOND PORTFOLIO ..................................................6

J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO ..............................12

J.P. MORGAN SMALL COMPANY PORTFOLIO ........................................17

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO ..........................22

FINANCIAL STATEMENTS .......................................................28

J.P. MORGAN-TREASURY MONEY MARKET PORTFOLIO


PORTFOLIO REVIEW
The J.P. Morgan Treasury Money Market Portfolio returned 1.88% for the six months ended June 30, 1999. The portfolio's net assets stood at approximately $1.8 million at the end of the reporting period. The portfolio's net asset value increased to $9.31 per share on June 30, 1999, from $9.20 per share on December 31, 1998. During the period, the portfolio made distributions of approximately $0.06 per share from net investment income.

EXAMINING PERFORMANCE
One way to look at performance is to review a portfolio's average annual total return. This figure takes the portfolio's actual (or cumulative) return and shows what would have happened if the portfolio had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a portfolio's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a portfolio has performed over the short term.

PERFORMANCE                                            TOTAL RETURNS                  AVERAGE ANNUAL TOTAL RETURNS
                                                       ----------------------         -----------------------------------------
                                                       THREE       SIX                ONE            THREE           SINCE
AS OF JUNE 30, 1999                                    MONTHS      MONTHS             YEAR           YEARS           INCEPTION*
-----------------------------------------------------------------------------         -----------------------------------------
J.P. Morgan Treasury Money Market Portfolio            0.90%       1.88%              3.93%          4.41%           4.58%
IBC Money Fund Report Government
   & Agency Retail Fund Average**                      1.01%       2.04%              4.35%          4.63%           4.75%
Lipper Variable Annuity Money Market Average           1.09%       2.21%              4.77%          5.02%           5.13%

*THE PORTFOLIO COMMENCED OPERATIONS ON JANUARY 3, 1995, AND HAS PROVIDED AN AVERAGE ANNUAL TOTAL RETURN OF 4.58% FROM THAT DATE THROUGH JUNE 30, 1999. FOR THE PURPOSES OF COMPARISON, THE "SINCE INCEPTION" RETURNS ARE CALCULATED FROM DECEMBER 31, 1994, THE FIRST DATE WHEN DATA FOR THE PORTFOLIO, ITS BENCHMARK, AND ITS LIPPER CATEGORY WERE AVAILABLE.

**IBC MONEY FUND REPORT GOVERNMENT & AGENCY RETAIL FUND AVERAGE REPRESENTS THE AVERAGE PERFORMANCE OF SIMILARLY MANAGED FUNDS. THE AVERAGE DOES NOT INCLUDE FEES OR OPERATING EXPENSES, AND IS NOT AVAILABLE FOR DIRECT INVESTMENT.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PORTFOLIO RETURNS ARE NET OF PORTFOLIO EXPENSES ONLY, INCLUDE REINVESTMENT OF DIVIDENDS, AND REFLECT THE REIMBURSEMENT OF CERTAIN PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS FOR THE PORTFOLIO. HAD EXPENSES NOT BEEN SUBSIDIZED, THE PORTFOLIO'S RETURN WOULD HAVE BEEN LOWER. PORTFOLIO RETURNS DO NOT REFLECT ANY SEPARATE ACCOUNT EXPENSES IMPOSED ON THE VARIABLE CONTRACTS, WHICH MAY INCLUDE A SALES CHARGE, PREMIUM TAX CHARGE, DAC TAX SALES CHARGE, COST OF INSURANCE, MORTALITY EXPENSES, OR SURRENDER AND OTHER CHARGES. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

The following is an interview with ROBERT R. ("SKIP") JOHNSON, vice president, a member of the portfolio management team for the J.P. Morgan Treasury Money Market Portfolio. Prior to joining Morgan in 1988, Skip held positions with the Bank of Montreal and U.S. Steel, and founded the merchant banking firm of R.R. Johnson Associates. He is a graduate of Dartmouth College. This interview was conducted on July 19, 1999, and reflects Skip's views on that date.

WHAT FACTORS HAVE MOST INFLUENCED THE MONEY MARKETS OVER THE PAST SIX MONTHS?

RRJ: In the U.S., the economy has continued to be strong throughout the past six months, even stronger than we had expected. The strength of the equity markets, and the tremendous wealth effect that has resulted for both households and corporations, has driven this economic growth. Our economist believes this wealth effect was a major reason the U.S. was able to shrug off the economic sluggishness seen globally through much of 1998. Globally, economic conditions have improved considerably over the past six months, particularly in the second quarter, led by renewed strength in Asia.

As concerns about global financial and economic instability receded, the U.S. Federal Reserve was able to concentrate on domestic price stability. Though inflation has continued to be benign, domestic labor markets are showing signs of increasing tightness, driving labor costs up and causing inflationary concern. Yields were fairly stable in the first quarter of 1999, but the yield curve shifted upward and interest rate volatility increased in the second quarter in light of inflation fears and the accompanying expectation of a preemptive tightening of monetary policy by the Fed. On the last day of the quarter, the Fed announced a 25 bp increase in the Fed Funds rate and, somewhat unexpectedly, a return to a neutral policy bias; it had taken a tightening stance only in May.

TO WHAT DO YOU ATTRIBUTE THE PORTFOLIO'S PERFORMANCE OVER THE PERIOD?

RRJ: The portfolio is comprised of a single one-month Treasury bill that we roll forward on a monthly basis. Many of the funds in the Lipper average and the benchmark have the benefit of owning higher-yielding repurchase agreements.

WHAT DO YOU SEE ON THE HORIZON IN THE MONEY MARKETS?

RRJ: The wealth effect from the strong equity market is bolstering consumer confidence and implying continued solid demand in the U.S.; we raised our expectation of 1999 GDP to 4.25% from 4.00%. This, combined with improving domestic manufacturing activity and signs of renewed economic life in Europe and

Asia, leads us to believe that the Fed will continue to raise interest rates, despite its recent switch to a neutral bias. We expect that another 25 bp move by the Fed will most likely occur in August. Though an increase could happen at the October meeting, we think it's unlikely that the Fed would move to raise rates in the fourth quarter, as that would further hamper liquidity at a time when it may already be a concern due to potential Y2K-related problems.

PORTFOLIO FACTS

INVESTMENT OBJECTIVE
J.P. Morgan Treasury Money Market Portfolio seeks to provide current income, maintain a high level of liquidity, and preserve capital. The portfolio seeks to achieve its investment objective by investing in direct obligations of the U.S. Treasury and engaging in repurchase agreements with respect to those obligations.

-------------------------------------------------------------------------------
COMMENCEMENT OF OPERATIONS
1/3/95

-------------------------------------------------------------------------------
NET ASSETS AS OF 6/30/99
$1,779,298

-------------------------------------------------------------------------------
AVERAGE MATURITY
15 DAYS

-------------------------------------------------------------------------------
DIVIDEND PAYABLE DATE (IF APPLICABLE)
12/13/99

-------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/13/99


EXPENSE RATIO
The portfolio's current annualized expense ratio of 0.60% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services, after reimbursement. The portfolio is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, safekeeping portfolio shares, or for wiring redemption proceeds from the portfolio.

PORTFOLIO HIGHLIGHTS
ALL DATA AS OF JUNE 30, 1999

PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

/ / U.S TREASURY OBLIGATIONS 97.6%

/ / OTHER INVESTMENTS 2.4%

J.P. MORGAN BOND PORTFOLIO

PORTFOLIO REVIEW
The J.P. Morgan Bond Portfolio returned negative 1.92% for the six months ended June 30, 1999. This was short of the benchmark Salomon Smith Barney BIG Bond Index's return of negative 1.39% but ahead of the Lipper Variable Annuity Corporate Debt A-Rated Average of negative 2.20%.

The portfolio's net asset value decreased to $11.33 per share on June 30, 1999, from $11.67 per share on December 31, 1998. During the period, the portfolio made distributions of approximately $0.08 per share from net investment income, approximately $0.01 per share from short-term capital gains, and approximately $0.03 per share from long-term capital gains. The portfolio's net assets grew to $40.1 million on June 30, 1999, from $32.5 million on December 31, 1998.

EXAMINING PERFORMANCE
One way to look at performance is to review a portfolio's average annual total return. This figure takes the portfolio's actual (or cumulative) return and shows what would have happened if the portfolio had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a portfolio's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how the portfolio has performed over the short term.


PERFORMANCE                                            TOTAL RETURNS                  AVERAGE ANNUAL TOTAL RETURNS
                                                       ----------------------         -----------------------------------------
                                                       THREE       SIX                ONE            THREE           SINCE
AS OF JUNE 30, 1999                                    MONTHS      MONTHS             YEAR           YEARS           INCEPTION*
-----------------------------------------------------------------------------         -----------------------------------------
J.P. Morgan Bond Portfolio                             -1.58%      -1.92%             1.99%          6.62%           7.46%
Salomon Smith Barnet Broad
  Investment Grade Bond Index**                        -0.93%      -1.39%             3.12%          7.24%           8.50%
Lipper Variable Annuity                                -1.36%      -2.20%             1.79%          6.65%           7.98%
  Corporate Debt A-Rated Average


*THE PORTFOLIO COMMENCED OPERATIONS ON JANUARY 3, 1995, AND HAS PROVIDED AN AVERAGE ANNUAL TOTAL RETURN OF 7.47% FROM THAT DATE THROUGH JUNE 30, 1999. FOR THE PURPOSES OF COMPARISON, THE "SINCE INCEPTION" RETURNS ARE CALCULATED FROM DECEMBER 31, 1994, THE FIRST DATE WHEN DATA FOR THE PORTFOLIO, ITS BENCHMARK, AND ITS LIPPER CATEGORY WERE AVAILABLE.

**THE SALOMON SMITH BARNEY BROAD INVESTMENT GRADE BOND INDEX IS AN UNMANAGED, MARKET-WEIGHTED INDEX THAT CONTAINS APPROXIMATELY 4,700 INDIVIDUALLY PRICED INVESTMENT-GRADE BONDS. THE INDEX DOES NOT INCLUDE FEES OR EXPENSES, AND IS NOT AVAILABLE FOR ACTUAL INVESTMENT.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PORTFOLIO RETURNS ARE NET OF PORTFOLIO EXPENSES ONLY, INCLUDE REINVESTMENT OF DIVIDENDS AND REFLECT THE REIMBURSEMENT OF CERTAIN PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS FOR THE PORTFOLIO. HAD EXPENSES NOT BEEN SUBSIDIZED, THE PORTFOLIO'S RETURN WOULD HAVE BEEN LOWER. PORTFOLIO RETURNS DO NOT REFLECT ANY SEPARATE ACCOUNT EXPENSES IMPOSED ON THE VARIABLE CONTRACTS WHICH MAY INCLUDE A SALES CHARGE, PREMIUM TAX CHARGE, DAC TAX SALES CHARGE, COST OF INSURANCE, MORTALITY EXPENSES, OR SURRENDER AND OTHER CHARGES. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

The following is an interview with WILLIAM G. TENNILLE, vice president, a member of the portfolio management team for the J.P. Morgan Bond Portfolio. Bill joined Morgan in 1992 and has extensive experience across a broad range of markets, including mortgage securities and derivatives. He is a graduate of the University of North Carolina. This interview was conducted on July 21, 1999, and reflects Bill's views on that date.

WHAT FACTORS HAVE MOST INFLUENCED THE BOND MARKET OVER THE PAST SIX MONTHS?

WGT: Global economic growth began to stabilize and turn positive over the past six months, with evidence of a clear upturn in Asia, increasing signs of bottoming and recovery in Japan, a strong European consumer sector, and better-than-expected results in Latin America. In the U.S., growth in virtually all sectors continued to be robust. Strong investment spending was supported by both the current low cost of capital and high levels of consumption and housing activity due to strong employment, high income levels, and the wealth effect of the thriving equity market. While productivity growth remains strong, and inflation has continued to be benign, labor markets are showing signs of increasing tightness. Payroll employment growth has been above sustainable levels, and, after a brief pause earlier in the year, labor costs have resumed their upward trajectory.

As concerns about global financial and economic fragility receded, the Federal Reserve was free to focus on domestic price stability. Toward the end of the period, it became increasingly evident that the Fed would likely act preemptively and begin to tighten monetary policy at its June meeting. As these expectations filtered into the bond market, the yield curve shifted upward and interest rate volatility increased. At its -June 30 meeting, the Fed announced a 25 basis point increase in the Federal Funds rate and a return to a neutral policy bias. The shift to a neutral bias was interpreted positively by many market participants, causing a significant "relief rally" at the end of that day's trading session.

A combination of uncertainties about future Federal Reserve actions and weak market technicals caused yield spreads in most investment-grade sectors to widen during the period. In the credit sectors, there were large new-issuance flows and a looming future calendar. In addition, market liquidity declined substantially due to the reduced risk appetite of securities dealers, fear of potential Year 2000-related disruptions, and the overweight spread product position of many investors. In the agency residential mortgage sector, strong supply and increased investor caution at the end of the second quarter widened spreads significantly. The emerging markets debt sector, though volatile during the period, was the best performer due both to its yield advantage and spread tightening, particularly toward the end of the six-month period. Yields on 30-year U.S. Treasuries were up around 90 basis points since the beginning of the year, to nearly 6.00%.

TO WHAT DO YOU ATTRIBUTE THE PORTFOLIO'S PERFORMANCE OVER THE PERIOD?

WGT: The portfolio underperformed the benchmark for the six months ended June 30, losing 1.92% compared with the Salomon Smith Barney Investment Grade Index's 1.39% decline. We did, however, beat the peer average of a 2.20% loss. Interest rates rose through much of the period in anticipation of a Fed tightening, negatively affecting total return performance.

We began the year with a long duration position, prompted by the belief that domestic activity would slow in the second half of 1999 and the Fed would be responsive to this slowing. As it became apparent that the U.S. economy was more resilient than expected and international prospects continued improving, we moved to a short duration stance.

Toward the end of the six months, we decided to reduce our risk positions in anticipation of the Fed's move to tighten monetary policy, the increasing illiquidity of the summer months, and the likelihood of real or perceived Y2K-related disruptions as the year progresses. We made significant reductions in our corporate, asset-backed, high-yield, and emerging markets holdings. We remained significantly overweight in prepayment-sensitive residential mortgages and non-call mortgages.

WHAT DO YOU SEE ON THE HORIZON IN THE BOND MARKET, AND HOW WILL YOU POSITION THE PORTFOLIO?

WGT: We expect global recovery to carry forward; our global GDP forecast is 1.8% for 1999 and 2.0% for 2000. Non-U.S. growth should continue to improve, albeit moderately and with pockets of lingering weakness. In the U.S., we expect the economy to sustain its above-trend growth for the intermediate term; in fact, we recently raised our 1999 GDP forecast to 4.25% from 4.00%. The persistent growth should continue to pressure labor markets. Both labor costs and commodity prices appear to have bottomed. Though we do not expect a sharp increase in inflation, the trajectory of price changes will likely shift upward.

In this environment, we expect that the Fed will be preemptive in its policy action. Despite the Fed's switch back to a neutral policy bias, we think two additional 25 bp increases in the Federal Funds rate are likely by early 2000. This would erase all of the easing the central bank enacted last fall. If growth does not slow or if signs of inflation emerge, further tightening moves are likely next year. We do not believe that the market has fully priced all this future Fed action; hence, we believe that interest rates have the potential to increase further. Our forecast for the yield on the 30 year U.S. Treasury is 6.35% over the next three months and 6.70% over the next 12 months. Given this outlook, we expect to maintain a moderately short duration position relative to the index in the near term. Should opportunities present themselves, we will tactically trade this position or add to it.

In the near term, rising rates, large new-issue flows, constrained liquidity, and Y2K-induced caution will continue to pressure spread sectors. Though credit quality in the corporate and high-yield sectors has probably peaked, credit fundamentals will likely remain firm. Wider spreads should again create a value opportunity for investors.

We intend to remain conservatively positioned in the corporate, asset-backed, high-yield, and emerging -markets debt sectors until we see our way clear of current adverse technical market conditions. As we move through the second half of 1999, we will look for opportunities to reposition in these sectors at wider spread levels. Since a moderately rising rate environment tends to be constructive for residential mortgages and non-call mortgages, we expect to maintain our overweight position in these sectors.

PORTFOLIO FACTS

INVESTMENT OBJECTIVE
J.P. Morgan Bond Portfolio seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. The portfolio is designed for investors who seek a total return over time that is higher than that generally available from a portfolio of short-term obligations while acknowledging greater price fluctuation of longer-term instruments.

-------------------------------------------------------------------------------
COMMENCEMENT OF OPERATIONS
1/3/95

-------------------------------------------------------------------------------
NET ASSETS AS OF 6/30/99
$40,131,762

-------------------------------------------------------------------------------
DIVIDEND PAYABLE DATE (IF APPLICABLE)
12/13/99

-------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/13/99


EXPENSE RATIO
The portfolio's current annualized expense ratio of 0.75% covers shareholders' expenses for custody,-tax reporting, investment advisory and shareholder services. The portfolio is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, safekeeping portfolio shares, or for wiring redemption proceeds from the portfolio.

PORTFOLIO HIGHLIGHTS

ALL DATA AS OF JUNE 30, 1999

PORTFOLIO ALLOCATION
(PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

/ / U.S. GOVERNMENT AGENCY OBLIGATIONS 38.0%

/ / CORPORATE OBLIGATIONS 14.1%

/ / U.S. TREASURY OBLIGATIONS 11.8%

/ / COLLATERALIZED MORTGAGE OBLIGATIONS AND ASSET-BACKED SECURITIES 3.3%

/ / FOREIGN CORPORATE OBLIGATIONS 1.7%

/ / FOREIGN GOVERNMENT OBLIGATIONS 1.6%

/ / SOVERIGN BONDS 0.3%

/ / CERTIFICATES OF DEPOSIT - FOREIGN 0.2%

/ / CONVERTIBLE PREFERRED STOCKS 0.2%

/ / SHORT-TERM INVESTMENTS 28.8%


30-DAY SEC YIELD
5.21%

DURATION
4.65 years

QUALITY BREAKDOWN
AAA*          83%
AA             3%
A              6%
Other          8%

*INCLUDES U.S. GOVERNMENT AGENCY OBLIGATIONS, U.S. TREASURY OBLIGATIONS, AND SHORT-TERM INVESTMENTS.

LARGEST HOLDINGS                                         % OF TOTAL INVESTMENTS
-------------------------------------------------------------------------------
FNMA TBA, 6.50% DUE 7/1/29                                          12.6%
GNMA, 7.00% DUE 3/15/29                                              5.0%
U.S. TREASURY NOTE, 6.875% DUE 5/15/06                               4.2%
FNMA, 7.00% DUE 8/1/28                                               3.0%
FNMA TBA, 6.00% DUE 7/1/29                                           2.5%
U.S. TREASURY BOND, 6.75% DUE 8/15/26                                2.5%
FHLMC, 7.00% DUE 2/1/28                                              2.4%
FNMA TBA, 6.50% DUE 7/1/14                                           2.1%
FHLMC, 5.125% DUE 10/15/08                                           2.0%
FHLMC, REMIC: SEQUENTIAL PAYER, SERIES 2080,
    CLASS Z, PARTIALLY CALLABLE, 6.500% DUE 8/15/28                  1.5%

J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO

PORTFOLIO REVIEW
The J.P. Morgan U.S. Disciplined Equity Portfolio, which had been named the J.P. Morgan Equity Portfolio prior to July 1, 1999, returned 13.84% for the six months ended June 30, 1999. The portfolio outperformed both its benchmark and its peers, as the S&P 500 returned 12.38% and the Lipper Variable Annuity Growth & Income Average returned 11.75%.

The portfolio's net asset value increased to $17.83 per share on June 30, 1999, from $15.84 per share on December 31, 1998. During the period, the portfolio made distributions of approximately $0.01 per share from net income, approximately $0.09 from short-term capital gains, and approximately $0.09 from long-term capital gains. The portfolio's net assets grew to $29.6 million on June 30, 1999, from $18.5 million on December 31, 1998.

EXAMINING PERFORMANCE
One way to look at performance is to review a portfolio's average annual total return. This figure takes the portfolio's actual (or cumulative) return and shows what would have happened if the portfolio had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a portfolio's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a portfolio has performed over the short term.

PERFORMANCE                                            TOTAL RETURNS                  AVERAGE ANNUAL TOTAL RETURNS
                                                       ----------------------         -----------------------------------------
                                                       THREE       SIX                ONE            THREE           SINCE
AS OF JUNE 30, 1999                                    MONTHS      MONTHS             YEAR           YEARS           INCEPTION*
-----------------------------------------------------------------------------         -----------------------------------------
J.P. Morgan U.S. Disciplined Equity Portfolio          10.63%      13.84%             22.32%         25.70%          26.72%
S&P 500 Index**                                         7.05%      12.38%             22.76%         29.11%          30.03%
Lipper Variable Annuity Growth & Income Average         9.39%      11.75%             15.61%         22.08%          24.01%

*THE PORTFOLIO COMMENCED OPERATIONS ON JANUARY 3, 1995, AND HAS PROVIDED AN AVERAGE ANNUAL TOTAL RETURN OF 26.75% FROM THAT DATE THROUGH JUNE 30, 1999. FOR THE PURPOSES OF COMPARISON, THE "SINCE INCEPTION" RETURNS ARE CALCULATED FROM DECEMBER 31, 1994, THE FIRST DATE WHEN DATA FOR THE PORTFOLIO, ITS BENCHMARK, AND ITS LIPPER CATEGORY WERE AVAILABLE.

**THE S&P-500 INDEX IS AN UNMANAGED INDEX THAT MEASURES THE AVERAGE PERFORMANCE OF 500 WIDELY HELD U.S. LARGE-CAP STOCKS. THE INDEX DOES NOT INCLUDE FEES OR OPERATING EXPENSES, AND IS NOT AVAILABLE FOR DIRECT INVESTMENT.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PORTFOLIO RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF PORTFOLIO DISTRIBUTIONS, AND REFLECT THE REIMBURSEMENT OF PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. PORTFOLIO RETURNS DO NOT REFLECT ANY SEPARATE ACCOUNT EXPENSES IMPOSED ON THE VARIABLE CONTRACTS. THESE EXPENSES MAY INCLUDE A SALES CHARGE, PREMIUM TAX CHARGE, DAC TAX SALES CHARGE, COST OF INSURANCE, MORTALITY EXPENSES, OR SURRENDER AND OTHER CHARGES. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A


The following is an interview with HENRY D. CAVANNA, managing director, a member of the portfolio management team for the J.P. Morgan U.S. Disciplined Equity Portfolio (formerly the J.P. Morgan U.S. Equity Portfolio). Henry joined Morgan in 1971 and is a senior U.S. equity portfolio manager in the U.S. Equity and Balanced Accounts Group. Prior to joining Morgan, Henry was with Harris Upham & Co. He received his B.A. from Boston College and his L.L.B. from the University of Pennsylvania. This interview took place on July 9, 1999, and reflects Henry's views on that date.

HOW HAS THE U.S. EQUITY MARKET PERFORMED OVER THE PAST SIX MONTHS?

HDC: Overall, the market continued to thrive thus far in 1999; in fact, the S&P 500 Index hit an all-time high on the last day of June. The composition of this strength, however, changed significantly from the first quarter of the year to the second.

The first few months of 1999 were a continuation of the trend that had been dominating the market for quite some time, as the index's surge was led by a narrow group of larger-cap growth issues, often referred to as the "Nifty Fifty." The strong U.S. economy was a big reason for the success of the equity market during the first quarter and the preceding periods, as it buoyed corporate profits of domestically focused companies in industries like autos, homebuilding, and retailing. In the tech field, the emergence of e-commerce and a rash of Internet-related IPOs generated some excitement. Low interest rates kept the cost of capital attractive, also helping the market.

The second quarter, however, saw the leadership of the market shift to include stocks across the market-cap spectrum; the second-quarter advance of the "Nifty Fifty" trailed that of the other 450 stocks that comprise the S&P 500. The index was led by value, rather than growth, stocks. An improved global economic outlook helped, as Asia began to bounce back from its 1998 crisis and Japan began to stabilize after its protracted decline.

Rising interest rates helped drive the shift in market sentiment, as well. The more sanguine global economic conditions allowed the U.S. Federal Reserve to concentrate on domestic price stability. As the fixed income market began to anticipate at least a 25 bp preemptive tightening by the Fed, interest rates drifted up across the board, triggering a dramatic broadening to cyclically sensitive stocks. The market also moved away from its heavy reliance on the Nifty Fifty and into the rest of the S&P 500, as well as into small and mid-cap offerings. On the last day of the quarter, the Fed announced a 25 bp increase in the Fed Funds rate and, somewhat unexpectedly, a return to a neutral policy bias.

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

HDC: The portfolio beat its benchmark for the period, returning 13.84% for the six months ended June 30 compared with the S&P 500's return of 12.38%. We also outperformed our peers, as measured by the Lipper

Variable Annuity Growth & Income Fund Average return of 11.75%. The performance of the portfolio can be broken into two distinct parts. With the narrow first-quarter market, we lagged the market-cap-weighted S&P 500 because of the more diversified composition of our portfolio and our valuation discipline. Since March, however, market leadership began to broaden, to the benefit of our portfolio and to active equity portfolio managers in general. Basic industry, transportation, capital goods, and energy were among the sectors that began to see some better returns.

WHICH STOCKS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE?

HDC: Like everyone else, we're excited about the investment possibilities in the technology and telecommunications sectors due to the growth of the Internet. We think that a less risky way to take advantage of this trend is to invest in those companies that provide the infrastructure that supports the Internet. In this realm, we've seen strong performance from Sun Microsystems and EMC.

Sun is the leading vendor of UNIX-based computer systems and has successfully made the transition from technical workstations to enterprise servers. A recent agreement with the America Online/Netscape combination has solidified Sun's position as the premier Internet server company. Our outlook for the company is still positive, and we continue to consider Sun a core holding.

EMC stands as the leading provider of mainframe and open systems storage equipment, a niche that should grow hand in hand with the growth of Internet-based initiatives. Though we believe EMC is well positioned to capitalize on the opportunities before it, the stock seems to have gotten ahead of itself and we, therefore, reduced our position.

Specialty retailer Circuit City proved to be a great turnaround story. Six months ago, Circuit City was one of our bigger disappointments. We stuck with the stock, however, and were rewarded. The company's sales and earnings benefited from the continued strength in the domestic economy and the rollout of a number of exciting digital-based products. We reduced our position in this stock to take some profits.

Tyco International was another strong performer for us during the period. This diversified manufacturing and services company has consistently demonstrated its ability to make earnings-accretive acquisitions, and its stock has benefited from it. Tyco can also boast of a strong management team and solid organic growth. We remain positive on the company.

WHICH STOCKS HINDERED THE PORTFOLIO'S PERFORMANCE?

HDC: The drug and agriculture biotechnology company Monsanto has had a tough time of late. The stock was punished significantly in October, when Monsanto's proposed merger with American Home Products fell through. However, we still think the stock offers a lot of value owing to its strong product pipeline.

Service Corp. International is another name that has struggled over the past six months. This deathcare services company has reported disappointing earnings over the past couple of quarters owing to a slowing deathrate and loss of market share because of management-execution issues. We've lowered our expectations for the company, but we still think the stock is attractive at its currently depressed level. We think Service Corp. has a good business that could benefit from growth in its international operations and some improvement in its U.S. business.

WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

HDC: Our outlook is on the cautious side. The market has done so well for so long, and appears richly valued. And there is some concern about what steps the Federal Reserve will take in its efforts to slow down the domestic economy; despite its return to a neutral policy bias, we think it's likely that the Fed will raise short-term interest rates at least once more before the end of the year. Should the economy continue to plow ahead, we think the Fed would become more aggressive in its efforts.

But with continued strength in the domestic economy, corporate profits should continue to be robust. And despite all the concerns about inflation, it still remains very low. The global economy appears to be on its way back; this should have a positive effect on companies in industries with global exposures, like metals and chemicals.

We think we're in a transition period, as market leadership continues to filter down to companies across the market-capitalization spectrum. Such a process can often be a fragile one, and we wouldn't be surprised to see continued volatility as a result.

Please note that as of July 1, the name of this portfolio changed to the J.P. Morgan U.S. Disciplined Equity Portfolio, and it is now managed by James C. Wiess and Timothy J. Devlin.

PORTFOLIO FACTS

INVESTMENT OBJECTIVE
The J.P. Morgan U.S. Disciplined Equity Portfolio seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility. The portfolio invests primarily in the shares of large- and medium-capitalization U.S. companies. Industry by industry, the portfolio's weightings are similar to those of the S&P 500. Within each industry, the portfolio modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued.

-------------------------------------------------------------------------------
COMMENCEMENT OF OPERATIONS
1/3/95

-------------------------------------------------------------------------------
NET ASSETS AS OF 6/30/99
$29,619,177

-------------------------------------------------------------------------------
DIVIDEND PAYABLE DATE (IF APPLICABLE)
12/20/99

-------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/20/99


EXPENSE RATIO
The portfolio's current annualized expense ratio -of 0.90% covers shareholders' expenses for custody,-tax reporting, investment advisory and shareholder services, after reimbursement. The portfolio is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, safekeeping portfolio shares, or for wiring redemption proceeds from the portfolio.

PORTFOLIO HIGHLIGHTS

ALL DATA AS OF JUNE 30, 1999

PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

/ / CONSUMER GOODS & SERVICES 18.3%

/ / TECHNOLOGY 17.3%

/ / FINANCE 13.6%

/ / UTILITIES 9.9%

/ / HEALTHCARE 9.5%

/ / INDUSTRIAL PRODUCTS & SERVICES 9.3%

/ / ENERGY 5.4%

/ / BASIC INDUSTRIES 2.2%

/ / TRANSPORTATION 0.8%

/ /  SHORT-TERM & OTHER INVESTMENTS 13.7%


LARGEST HOLDINGS                                         % OF TOTAL INVESTMENTS
-------------------------------------------------------------------------------
MICROSOFT CORP. (TECHNOLOGY)                                     2.6%
INTERNATIONAL BUSINESS                                           2.6%
   MACHINES CORP. (TECHNOLOGY)
CISCO SYSTEMS, INC. (TECHNOLOGY)                                 2.3%
LUCENT TECHNOLOGIES, INC. (TECHNOLOGY)                           2.3%
INTEL CORP. (TECHNOLOGY)                                         2.2%
MCI WORLDCOM, INC. (TECHNOLOGY)                                  2.0%
BRISTOL-MYERS SQUIBB CO. (HEALTHCARE)                            2.0%
GENERAL ELECTRIC CO.                                             1.9%
   (INDUSTRIAL PRODUCTS & SERVICES)
WAL-MART STORES INC.                                             1.9%
   (CONSUMER GOODS & SERVICES)
CITIGROUP, INC. (FINANCE)                                        1.8%

J.P. MORGAN SMALL COMPANY PORTFOLIO


PORTFOLIO REVIEW
The J.P. Morgan Small Company Portfolio returned 6.16% for the six months ended June 30, 1999. This was short of the Frank Russell 2000 Index's return of 9.28% and the Lipper Variable Annuity Small Cap Funds Average of 9.98%.

The portfolio's net asset value increased to $12.58 per share on June 30, 1999, from $11.86 per share on December 31, 1998. During the period, the portfolio made distributions of approximately $0.007 per share from net income and approximately $0.003 per share from long-term capital gains. The portfolio's net assets grew to nearly $9 million on June 30, 1999, from $6.8 million on December 31, 1998.

EXAMINING PERFORMANCE
One way to look at performance is to review a portfolio's average annual total return. This figure takes the portfolio's actual (or cumulative) return and shows what would have happened if the portfolio had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a portfolio's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a portfolio has performed over the short term.

PERFORMANCE                                            TOTAL RETURNS                  AVERAGE ANNUAL TOTAL RETURNS
                                                       ----------------------         -----------------------------------------
                                                       THREE       SIX                ONE            THREE           SINCE
AS OF JUNE 30, 1999                                    MONTHS      MONTHS             YEAR           YEARS           INCEPTION*
-----------------------------------------------------------------------------         -----------------------------------------
J.P. Morgan Small Company Portfolio                    11.23%      6.16%              -4.38%         10.40%          16.50%
Russel 2000 Index**                                    15.55%      9.28%               1.50%         11.22%          16.00%
Lipper Variable Annuity Small Cap Funds Average        15.36%      9.98%               4.67%         11.52%          17.60%


*THE PORTFOLIO COMMENCED OPERATIONS ON JANUARY 3, 1995, AND HAS PROVIDED AN AVERAGE ANNUAL TOTAL RETURN OF 16.52% FROM THAT DATE THROUGH JUNE 30, 1999. FOR THE PURPOSES OF COMPARISON, THE "SINCE INCEPTION" RETURNS ARE CALCULATED FROM DECEMBER 31, 1994, THE FIRST DATE WHEN DATA FOR THE PORTFOLIO, ITS BENCHMARK, AND ITS LIPPER CATEGORY WERE AVAILABLE.


**THE RUSSELL 2000 INDEX IS-AN UNMANAGED INDEX THAT MEASURES THE AVERAGE PERFORMANCE OF 2,000 U.S. SMALL-CAP STOCKS. THE INDEX DOES NOT INCLUDE FEES OR OPERATING EXPENSES, AND IS NOT AVAILABLE FOR DIRECT INVESTMENT.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PORTFOLIO RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF PORTFOLIO DISTRIBUTIONS, AND REFLECT THE REIMBURSEMENT OF PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. PORTFOLIO RETURNS DO NOT REFLECT ANY SEPARATE ACCOUNT EXPENSES IMPOSED ON THE VARIABLE CONTRACTS. THESE EXPENSES MAY INCLUDE A SALES CHARGE, PREMIUM TAX CHARGE, DAC TAX SALES CHARGE, COST OF INSURANCE, MORTALITY EXPENSES, OR SURRENDER AND OTHER CHARGES. HISTORICALLY SMALL-COMPANY STOCKS HAVE BEEN MORE VOLATILE THAN LARGE-COMPANY STOCKS. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

The following is an interview with STEPHEN J. RICH, vice president, a member of the portfolio management team for the J.P. Morgan Small Company Portfolio. Steve joined Morgan in 1991, and has held positions in Morgan's structured equity and balanced/equity groups. He received an A.B. from Princeton University and an M.B.A. from New York University. This interview took place on July 8, 1999, and reflects Steve's views on that date.

HOW HAS THE U.S. EQUITY MARKET PERFORMED OVER THE PAST SIX MONTHS?

SJR: The U.S. equity market continued to be strong in the first half of 1999, though the source of the strength varied for the first time in a while. The first quarter of the year was very similar to much of 1998, with the market dominated by large-cap growth stocks, the Internet names being hot, and most smaller-cap issues foundering. The strong U.S. economy was a big reason for the success of the equity market during this period, as it buoyed corporate profits of domestically focused companies in industries like automaking, homebuilding, and retailing. In the tech field, the emergence of e-commerce and a rash of Internet-related IPOs generated some excitement. Large U.S. stocks were also seen as a liquid and stable haven, shielding assets from the uncertainties shaking the global economy. Small-cap issues were punished for their perceived lack of quality and limited liquidity, regardless of their fundamentals.

The second quarter, however, was another story. In fact, it marked the first quarter since third-quarter 1997 that the Russell 2000 Index outperformed the S&P 500, and it also marked the index's second-largest degree of outperformance ever relative to the S&P 500. And despite its extreme underperformance in the first quarter of the year, the Russell 2000's year-to-date return trails the S&P 500's by only 3.1 percentage points as a result of this solid second quarter.

Value stocks across the market-cap spectrum began to come back into favor in the second quarter, owing in part to renewed strength in the global economy, which appeared to give investors the confidence to move away from the safe haven of large-cap U.S. stocks. And as concerns about global financial and economic instability further receded, the U.S. Federal Reserve was free to concentrate on domestic price stability. In light of this, interest rates rose during the quarter as expectations of a preemptive Fed tightening filtered into the fixed income market; this accentuated the broadening of the equity market. On the last day of the quarter, the Fed announced a 25 bp increase in the Fed Funds rate and, somewhat unexpectedly, a return to a neutral policy bias.

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

SJR: The fund fell short of its benchmark for the period, returning 6.16% for the six-month period ended June 30, compared with the Russell 2000's return of 9.28%, even though we beat the Russell in the first quarter of the year. In April and May, it seemed that you needed to own either the largest Internet stocks in the index or the cheapest, most down-and-out ones to be successful; not having a large concentration of either, the portfolio lagged. We bounced back in June, however, as some of the stocks that contributed to our April and May underperformance came roaring back.

I think this is the first time we've seen the fund's performance hurt by not owning particular stocks. Usually an individual stock's relative weighting within the Russell 2000, a market-cap weighted index, is not large enough to have a meaningful effect on the index as a whole. However, in the past six months three names in particular saw their market caps grow to the point that their success accounted for a significant amount of the index's advance; these stocks were CMGI, E*Trade, and Excite, none of which did we own. However, as a result of the June 30 reconstitution of the Russell 2000, these companies have been removed from the index.

WHICH STOCKS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE?

SJR: Like everyone else, we're excited about the investment possibilities in the technology sector due to -the growth of the Internet. We think that a less risky way to take advantage of this trend is to invest in those companies that provide the infrastructure of the Internet rather than the "dot-coms" that are relying on advertising revenue for cash flow. In this realm, we've seen strong performance from Exodus Communications, SDL, and Concentric Network.

Exodus, the leader in high-end mission-critical Web site outsourcing, was the best performing stock in the portfolio. Exodus has been helped by the boom in outsourcing of Web site management and the general growth in Internet traffic. SDL, a leading provider of high-powered semiconductor lasers, was another top performer. SDL's lasers are used to enhance the optical signal during long-haul terrestrial and undersea transmission of data. We feel the company is well positioned to take advantage of the growth in spending by communication companies as they build global communication networks. Concentric, a leading provider of IP network services for small to medium-sized companies, was also strong. Concentric offers services such as high-speed DSL access, Web hosting, e-commerce services, and Virtual Private Networks.

WHAT STOCKS HINDERED THE PORTFOLIO'S PERFORMANCE?

SJR: The stock of Alterra Healthcare has been mostly down since the beginning of the year, but we think it can rebound from its decline. The assisted-living company recently lowered its guidance for 1999 and 2000 earnings as a result of buying in joint ventures that it had been keeping off its balance sheet. Additionally, Alterra reported that its occupancy fill rate was coming in lower than expected. However, we consider Alterra a fundamentally strong company, and expect that its franchise and earnings should be driven by an aging U.S. population. Plus, this buying in of off-balance-sheet joint ventures should result in better earnings visibility going forward.

The stock of Orbital Sciences has been struggling of late, as the market has been punishing the company for a couple of earnings disappointments. The company, which launches commercial rockets and is in the process of building a satellite network, has done a really poor job of managing Street expectations; last quarter, it guided quarterly earnings estimates lower, only to report actual earnings even lower than the revised numbers. The company's business is not a problem, but we've lost confidence in management and have liquidated our position in the stock.

WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

SJR: We expect the equity market broadening that began in the second quarter to continue, to the benefit of small-cap names. Even though the Federal Reserve changed its stance on interest rates back to a neutral bias from a tightening one, we believe it's likely to enact at least one more 25 bp rate increase before the end of the year; rising interest rates and continued improvement in the global economy should accentuate the market's broadening.

Certainly, from a valuation standpoint, we believe small-cap stocks are attractive relative to large caps. And we're not alone in this assertion. There has been a significant amount of merger and acquisition activity in the small-cap arena, with larger companies swooping in and buying smaller ones; this has been prevalent in the utility, REIT, service, and tech industries. To us, this means that the larger companies are finding attractive values in the small-cap sector, which is a good sign that investors may increasingly do the same.

From a sectoral standpoint, we believe opportunities will continue to exist in the communications arena. The services area also continues to hold our interest; we see investment possibilities among several education companies. We're warming up to the basic industry sector as well, namely chemicals, as the global economy begins to recover and commodity prices have started to firm.

PORTFOLIO FACTS


INVESTMENT OBJECTIVE
J.P. Morgan Small Company Portfolio seeks to provide a high total return from a portfolio comprised of equity securities of small companies.The portfolio invests at least 65% of the value of its total assets in the common stock of small U.S. companies, -primarily those with market capitalizations of less than $1 billion. The portfolio is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher return over time than might be expected from a portfolio of stocks of large companies.

-------------------------------------------------------------------------------
COMMENCEMENT OF OPERATIONS
1/3/95

-------------------------------------------------------------------------------
NET ASSETS AS OF 6/30/99
$8,984,722

-------------------------------------------------------------------------------
DIVIDEND PAYABLE DATE (IF APPLICABLE)
12/13/99

-------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/13/99

EXPENSE RATIO
The portfolio's current annualized expense ratio of 1.15% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services after reimbursement. The portfolio is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, safekeeping portfolio shares, or for wiring redemption proceeds from the portfolio.

PORTFOLIO HIGHLIGHTS
ALL DATA AS OF JUNE 30, 1999

PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

/ / TECHNOLOGY 19.3%

/ / CONSUMET GOODS & SERVICES 17.8%

/ / FINANCE 17.3%

/ / HEALTHCARE 11.0%

/ / INDUSTRIAL PRODUCTS & SERVICES 8.9%

/ / BASIC INDUSTRIES 8.6%

/ / ENERGY 3.9%

/ / TELECOMMUNICATIONS 3.3%

/ /  UTILITIES 3.1%

/ / TRANSPORTATION 2.1%

/ / SHERT-TERM & OTHER INVESTMENTS 4.7%


LARGEST HOLDINGS                                         % OF TOTAL INVESTMENTS
-------------------------------------------------------------------------------
MUELLER INDUSTRIES, INC. (BASIC INDUSTRIES)                         1.5%
APPLIED MICRO CIRCUITS CORP. (TECHNOLOGY)                           1.5%
HUMAN GENOME SCIENCES, INC. (HEALTHCARE)                            1.3%
CINAR CORP., CLASS B
   (CONSUMER GOODS & SERVICES)                                      1.2%
IDEC PHARMACEUTICALS CORP. (HEALTHCARE)                             1.2%
GEON CO. (BASIC INDUSTRIES)                                         1.2%
ATMI INC. (TECHNOLOGY)                                              1.1%
BANK UNITED CORP., CLASS A (FINANCE)                                1.1%
NATIONAL COMMERCE
   BANCORPORATION (FINANCE)                                         1.1%
WELLMAN, INC. (BASIC INDUSTRIES)                                    1.1%

J.P. MORGAN-INTERNATIONAL OPPORTUNITIES PORTFOLIO

PORTFOLIO REVIEW
The J.P. Morgan International Opportunities Portfolio delivered a solid return of 11.57% for the six months ended June 30, 1999, exceeding its benchmarks and the Lipper Variable Annuity International Funds Average.

The portfolio's net asset value per share increased to $11.69 per share on June 30, 1999, from $10.52 on -December 31, 1998 after paying an income dividend of almost $0.04 per share. The portfolio's net assets rose to nearly $14.3 million on June 30 from $9.8 million on December 31, 1998.

EXAMINING PERFORMANCE
One way to look at performance is to review a portfolio's average annual total return. This figure takes the portfolio's actual (or cumulative) return and shows what would have happened if the portfolio had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a portfolio's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a portfolio has performed over the short term.


PERFORMANCE                                            TOTAL RETURNS                  AVERAGE ANNUAL TOTAL RETURNS
                                                       ----------------------         -----------------------------------------
                                                       THREE       SIX                ONE            THREE           SINCE
AS OF JUNE 30, 1999                                    MONTHS      MONTHS             YEAR           YEARS           INCEPTION*
-----------------------------------------------------------------------------         -----------------------------------------
J.P. Morgan International Opportunities Portfolio      7.39%       11.57%              7.73%          9.28%           10.49%
MSCI All Country World Free ex-U.S. Index**            4.67%        7.15%              9.52%          8.22%            8.90%
MSCI All Country World ex-U.S. Index+                  5.20%        7.94%             10.27%          8.15%            8.60%
MSCI EAFE Index++                                      2.54%        3.97%              7.62%          8.81%            9.39%
Lipper Variable Annuity International Funds Average    5.48%        8.06%              5.35%          9.74%           12.30%



*THE PORTFOLIO COMMENCED OPERATIONS ON JANUARY 3, 1995, AND HAS PROVIDED AN AVERAGE ANNUAL TOTAL RETURN OF 10.50% FROM THAT DATE THROUGH JUNE 30, 1999. FOR THE PURPOSES OF COMPARISON, THE "SINCE INCEPTION" RETURNS ARE CALCULATED FROM DECEMBER 31, 1994, THE FIRST DATE WHEN DATA FOR THE PORTFOLIO, ITS BENCHMARK, AND ITS LIPPER CATEGORY WERE AVAILABLE.

**MSCI ALL COUNTRY WORLD FREE EX-U.S. INDEX IS AN UNMANAGED INDEX THAT MEASURES DEVELOPED AND EMERGING FOREIGN STOCK MARKET PERFORMANCE.

+MSCI ALL COUNTRY WORLD EX-U.S. INDEX IS AN UNMANAGED INDEX THAT MEASURES DEVELOPED AND EMERGING FOREIGN STOCK MARKET PERFORMANCE.

++MSCI-EAFE-INDEX IS AN UNMANAGED INDEX THAT TRACKS THE AVERAGE PERFORMANCE OF OVER 900 SECURITIES LISTED ON THE STOCK EXCHANGES OF COUNTRIES IN EUROPE, AUSTRALIA, AND THE FAR EAST.THE INDICES DO NOT INCLUDE FEES OR OPERATING EXPENSES, AND ARE NOT AVAILABLE FOR ACTUAL INVESTMENT.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PORTFOLIO RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF PORTFOLIO DISTRIBUTIONS, AND REFLECT THE REIMBURSEMENT OF PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. PORTFOLIO RETURNS DO NOT REFLECT ANY SEPARATE ACCOUNT EXPENSES IMPOSED ON THE VARIABLE CONTRACTS. THESE EXPENSES MAY INCLUDE A SALES CHARGE, PREMIUM TAX CHARGE, DAC TAX SALES CHARGE, COST OF INSURANCE, MORTALITY EXPENSES, OR SURRENDER AND OTHER CHARGES. FOREIGN INVESTING INVOLVES SPECIAL RISK, INCLUDING ECONOMIC AND POLITICAL INSTABILITY AND CURRENCY FLUCTUATIONS. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

Following is an interview with NIGEL F. EMMETT, vice president, and a member of the portfolio management team of the J.P. Morgan International Opportunities Portfolio. Nigel joined J.P. Morgan in 1997. Previously, he was employed by Brown Brothers Harriman & Co. in New York and Gartmore Investment Management in London. Nigel earned a B.A. degree in Economics from Manchester University, is an Associate Member of the Institute of Investment Management and Research (AIIMR), and is a Chartered Financial Analyst. This interview was conducted on July 15, 1999, and reflects his views on that date.

 THE FUND OUTPERFORMED ITS COMPETITION AND ITS INDEX. HOW DID YOU DO IT?

NE: We outperformed mostly due to stock selection - we owned more of the undervalued stocks that the market began to favor over the last six months. At Morgan, we have fundamental, in-house analysts who look for attractively priced securities. We have a slight bias toward value. Last year, the financial markets were more interested in growth stocks and were very narrow in their focus. But early this year, the market leadership broadened and value stocks came back into favor. Investors have begun to question the valuations of many "growth" companies.

WHERE WERE THE BRIGHT SPOTS WORLDWIDE?

NE: We don't select stocks by the country in which they are located. We look for the best values internationally, regardless of location. But the Japanese market clearly was stronger than most others in the last six months. Foreign buyers were optimistic that the focus there was on restructuring. Although the world's second largest economy still has its problems, the situation is slowly improving. In Brazil, investors were surprised at the resilience of the economy after the local currency devaluation. Economic growth continued to be strong in the U.S. and rebounded nicely in Asia. The United Kingdom's economy seems to be headed for a soft landing, while Continental Europe is starting to show some signs of a pickup in the second half of this year.

IF YOU DON'T SELECT STOCKS BY COUNTRIES, THEN HOW DO YOU SELECT THEM?

NE: We hold exposure to each industrial sector, but look to purchase the most undervalued companies within each sector. Take YPF, an example of a stock we held during the period. We did not buy it because it was the largest stock in Argentina. We bought it because it was an attractively priced, well-managed oil company. We wanted to own stock in an oil company, but we are not restricted on where the company might be located. So after looking at all the major oil companies internationally, one of our choices was YPF. We bought it because it was priced right - it happened to be located in Argentina. The subsequent bid for the company by Repsol of Spain simply confirmed that we had made the right decision.

YOU SAID JAPAN DID WELL. TELL US WHAT WORKED THERE.

NE: We've actually been underweight Japan versus the benchmark, but we have purchased a number of attractive Japanese companies which have served us well, including Yamanouchi Pharmaceutical, which announced in May that it had been able to extend patents on its drug Gaster (sold under the name of Pepsid in the U.S.), which represents 50% of its profits. The company is a global competitor, with a strong new product pipeline that includes treatments for asthma, hypertension, diabetes and osteoporosis.

EUROPEAN RESTRUCTURING HAS PRESENTED OPPORTUNITIES IN BANK STOCKS, RIGHT?

NE: Yes. Last year, European mergers and acquisitions totaled $570 billion on the continent. In the first quarter of this year, we already have $350 billion. One banking merger attracted a lot of attention because it involved three different French institutions. At first, Societe Generale and Paribas announced plans to merge. Their share prices did not benefit from the news. But when Banque Nationale de Paris (BNP) bid for both of them, prices increased dramatically.

Also in Europe, we owned a stock that fared poorly last year but has risen nicely this year - Philips Electronics, the Dutch consumer electronics company.

AND BRAZIL?

NE: Tele Norte Leste, which provides local telecommunications services to the northern and eastern regions of Brazil, rose sharply after foreign investors regained confidence in the country's currency and economy. Tele Norte Leste remains attractively valued when compared with other global telecommunications companies. It is the only provider left in Brazil that does not have a major international partner.

WHAT IS YOUR OUTLOOK?

NE: We're optimistic. International markets are attractively priced when compared with the U.S. European markets have not performed particularly well this year due to concerns over weakness in the region's largest economies; however, we expect economic growth to improve later in the year, helped by stronger export demand and the increased competitiveness of the euro. In Japan, we expect the authorities to take every step possible to sustain a recovery in the domestic economy. Corporate restructuring is underway, albeit slowly, and the outlook for the equity market is less troubling than has been the case for most of the last 10 years. And within emerging markets the economic recovery still seems to be moving forward. As we explained earlier, we construct this portfolio stock by stock, focusing on undervalued, attractively priced companies. There are still plenty of opportunities in international markets.

PORTFOLIO FACTS

INVESTMENT OBJECTIVE
J.P. Morgan International Opportunities Portfolio seeks to provide a high total return from a portfolio comprised of equity securities of foreign corporations. The portfolio is designed for investors with a long-term investment horizon who want to diversify their investments by adding international equities and take advantage of investment opportunities outside the U.S. As an international investment, the portfolio is subject to foreign market, political, and currency risks.

-------------------------------------------------------------------------------
COMMENCEMENT OF OPERATIONS
1/3/95

-------------------------------------------------------------------------------
NET ASSETS AS OF 6/30/99
$14,326,592

-------------------------------------------------------------------------------
DIVIDEND PAYABLE DATE (IF APPLICABLE)
12/20/99

-------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/20/99


EXPENSE RATIO
The portfolio's annualized expense ratio of 1.20% -covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder-services, after reimbursement. The portfolio is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, safekeeping portfolio shares, or for wiring redemption proceeds from the portfolio.

PORTFOLIO HIGHLIGHTS
ALL DATA AS OF JUNE 30, 1999

PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

/ / EUROPE/AFRICA 57.8%

/ / JAPAN 17.3%

/ / ASIA PACIFIC 12.1%

/ / LATIN AMERICA 3.4%

/ / CANADA 0.6%

/ / SHORT-TERM AND OTHER INVESTMENTS 8.8%



LARGEST HOLDINGS                                        % OF TOTAL INVESTMENTS
-------------------------------------------------------------------------------
PHILIPS ELECTRONICS (NETHERLANDS)                                 2.3%
IBERDOLA SA (SPAIN)                                               2.0%
HONG KONG ELECTRIC HOLDINGS LTD. (HONG KONG)                      1.9%
TOTAL FINA SA, B SHARES (FRANCE)                                  1.8%
DDI CORP. (JAPAN)                                                 1.7%
FINLAYSON GLOBAL, ZERO COUPON DUE 02/19/04 (SINGAPORE)            1.5%
TELEFONICA SA (SPAIN)                                             1.5%
SWISSCOM AG (SWITZERLAND)                                         1.5%
VEBA AG (GERMANY)                                                 1.4%
SCHWEIZERISCHE RUECKVERSICHERUNGS-GESELLSCHAFT (SWITZERLAND)      1.4%

J.P. MORGAN TREASURY MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

  PRINCIPAL
    AMOUNT                                                                            YIELD TO
(IN THOUSANDS)                  SECURITY DESCRIPTION                 MATURITY DATES   MATURITY      VALUE
--------------    -------------------------------------------------  --------------   --------   -----------
U.S. TREASURY OBLIGATIONS (98.5%)
$       1,755     Bills............................................       07/15/99      3.650%   $ 1,752,059
                                                                                                 -----------

OTHER INVESTMENT COMPANIES (2.4%)
           43     SSGA Money Market Fund...........................       07/01/99      4.687         43,326
                                                                                                 -----------
                  TOTAL INVESTMENTS (COST $1,795,385) (100.9%)................................     1,795,385
                  LIABILITIES IN EXCESS OF OTHER ASSETS (-0.9%)...............................       (16,087)
                                                                                                 -----------
                  NET ASSETS (100.0%).........................................................   $ 1,779,298
                                                                                                 -----------
                                                                                                 -----------

------------------------------
Note: For federal income tax purposes, the cost of securities at June 30, 1999, was substantially the same as the cost for financial statement purposes.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

     PRINCIPAL                                                            MOODY'S/S&P
      AMOUNT                         SECURITY DESCRIPTION                    RATING         VALUE
-------------------    -------------------------------------------------  ------------   ------------
CERTIFICATES OF DEPOSIT-FOREIGN (0.2%)
$            75,000    Canadian Imperial Bank of Commerce, N.Y., 6.200%
                         due 08/01/00 (cost $75,008)....................    Aa3/AA-      $     75,052
                                                                                         ------------

COLLATERALIZED MORTGAGE OBLIGATIONS AND ASSET BACKED SECURITIES (3.9%)
FINANCIAL SERVICES (3.9%)
            200,000    Bear Stearns Structured Securities Inc.,
                         Sequential Payer, Series 1997-2, Class 1A5,
                         Callable, (144A), 7.000% due 08/25/36 (s)......     Aaa/NR           192,875
            200,000    Chase Funding Mortgage Loan, Series 1998-2, Class
                         IIA2, 5.875% due 03/25/17......................    Aaa/AAA           198,281
            310,000    Citibank Credit Card Master Trust I, PO, Series
                         1997-6, Class A, Callable, 6.523% due 08/15/06
                         (y)............................................    Aaa/AAA           223,101
            155,000    COMM, Sequential Payer, Series 1999-1, Class A2,
                         Partially Callable, 6.455% due 09/15/08........     Aaa/NR           149,720
            170,917    CS First Boston Mortgage Securities Corp.,
                         Sequential Payer, Series 1997-C2, Class A1,
                         Callable, 6.400% due 02/17/04..................    Aaa/AAA           170,383
            100,000    CS First Boston Mortgage Securities Corp.,
                         Subordinated Bond, Series 1997-C2, Class B,
                         Callable, 6.720% due 11/17/07..................     Aa2/NR            97,531
            160,000    Morgan Stanley Capital I, Inc., Sequential Payer,
                         Series 1998-XL2, Class A2, Partially Callable,
                         6.170% due 10/03/08............................     NR/AAA           150,500
            200,000    Morgan Stanley Capital I, Inc., Subordinated
                         Bond, CSTR, Series 1997-RR, Class D, Callable,
                         (144A), 7.753% due 04/30/39 (s)(v).............     NR/NR            150,437
            255,000    Nomura Asset Securities Corp., Sequential Payer,
                         Series 1998-D6, Class BB A1B, Partially
                         Callable, 6.590% due 03/17/28..................    Aaa/AAA           248,426
                                                                                         ------------
                           TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS AND
                             ASSET BACKED SECURITIES (COST
                             $1,655,669)................................                    1,581,254
                                                                                         ------------

CONVERTIBLE BONDS (0.0%)
RETAIL (0.0%)
             10,000    Corporate Express, Inc., Callable, 4.500% due
                         07/01/00 (cost $9,471).........................     B3/B-              8,987
                                                                                         ------------

CORPORATE OBLIGATIONS (16.5%)
AEROSPACE (0.3%)
            100,000    Northrop Grumman Corp., Callable, 9.375% due
                         10/15/24.......................................   Baa3/BBB-          106,093
                                                                                         ------------

APPARELS & TEXTILES (0.1%)
             25,000    Fruit of the Loom, Inc., Refunding, 6.500% due
                         11/15/03.......................................     Ba1/BB            22,563
             15,000    Polymer Group, Inc., Series B, Callable, 9.000%
                         due 07/01/07...................................      B2/B             14,662
             20,000    Westpoint Stevens, Inc., Callable, 7.875% due
                         06/15/05 (s)...................................     Ba3/BB            19,550
                                                                                         ------------
                                                                                               56,775
                                                                                         ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1999
--------------------------------------------------------------------------------

     PRINCIPAL                                                            MOODY'S/S&P
      AMOUNT                         SECURITY DESCRIPTION                    RATING         VALUE
-------------------    -------------------------------------------------  ------------   ------------
BROADCASTING & PUBLISHING (0.1%)
$            27,000    Capstar Broadcasting, Callable, 12.750% due
                         02/01/09 (v)...................................     B3/B-       $     22,815
             40,000    Clear Channel Communication, Inc., Callable,
                         7.250% due 10/15/27............................   Baa3/BBB-           36,707
                                                                                         ------------
                                                                                               59,522
                                                                                         ------------

BUILDING MATERIALS (0.9%)
            350,000    Armstrong World, Inc., 6.350% due 08/15/03 (t)...    Baa1/A-           343,976
                                                                                         ------------

CHEMICALS (0.4%)
            150,000    Cytec Industries, Inc., MOPPRS, 6.846% due
                         05/11/05 (s)(v)................................    Baa2/BBB          142,074
                                                                                         ------------

COMMERCIAL SERVICES (1.8%)
            700,000    Cendant Corp., Callable, 7.750% due 12/01/03
                         (t)............................................    Baa1/BBB          708,827
                                                                                         ------------

ELECTRIC (0.8%)
             71,000    Calpine Corp., 7.625% due 04/15/06...............     Ba2/BB            68,763
              8,000    Calpine Corp., 7.875% due 04/01/08...............     Ba2/BB             7,660
            125,000    East Coast Power LLC, Callable, (144A), 7.536%
                         due 06/30/17...................................   Baa3/BBB-          117,029
             40,000    East Coast Power LLC, Callable, Sinking Fund,
                         (144A), 7.066% due 03/31/12....................   Baa3/BBB-           37,833
             50,000    Niagara Mohawk Power Corp., Series B, Callable,
                         7.000% due 10/01/00............................   Baa3/BBB-           50,176
             50,000    Pacific Corp., Series H, MTN, Callable, 6.750%
                         due 07/15/04...................................     A2/A+             50,408
                                                                                         ------------
                                                                                              331,869
                                                                                         ------------

ELECTRONICS (0.1%)
             50,000    Motorola, Inc., 7.500% due 05/15/25..............     A1/A+             50,618
                                                                                         ------------

ENERGY SOURCE (0.3%)
              7,000    Cogentrix Energy, Inc., Callable, 8.750% due
                         10/15/08.......................................    Ba1/BB+             7,087
            100,000    NGC Corp., Callable, 7.625% due 10/15/26.........   Baa2/BBB+           94,930
                                                                                         ------------
                                                                                              102,017
                                                                                         ------------

ENTERTAINMENT, LEISURE & MEDIA (0.3%)
             30,000    Fox/Liberty Networks LLC, Callable, 8.875% due
                         08/15/07.......................................      B1/B             31,200
             30,000    Jacor Communications Co., Series B, Callable,
                         8.750% due 06/15/07............................    Ba2/BB+            31,875
             50,000    Lamar Advertising Co., Callable, 8.625% due
                         09/15/07.......................................      B1/B             50,750
                                                                                         ------------
                                                                                              113,825
                                                                                         ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1999
--------------------------------------------------------------------------------

     PRINCIPAL                                                            MOODY'S/S&P
      AMOUNT                         SECURITY DESCRIPTION                    RATING         VALUE
-------------------    -------------------------------------------------  ------------   ------------
FINANCIAL SERVICES (5.4%)
$            45,000    Associates Corp. N.A., Putable, 5.960% due
                         05/15/37.......................................    Aa3/AA-      $     45,019
            100,000    Banc One Corp., 7.625% due 10/15/26..............      A1/A            100,135
            100,000    Bank of America Corp., 7.250% due 10/15/25.......     Aa3/A             96,407
             50,000    FCB/NC Capital Trust I, Callable, 8.050% due
                         03/01/28.......................................    Baa3/BB+           47,361
             50,000    General Motors Acceptance Corp., MTN, 5.900% due
                         03/06/00.......................................      A2/A             50,055
            300,000    Household Finance Corp., Series E, MTN, 5.455%
                         due 06/17/05 (t)(v)............................      A2/A            299,013
            100,000    Keystone Financial Mid-Atlantic Funding, MTN,
                         6.500% due 05/31/08............................   Baa2/BBB+           94,312
            450,000    Norwest Financial, Inc., 7.200% due 04/01/04
                         (s)............................................     Aa3/A+           460,287
            100,000    Safeco Capital Trust I, Callable, 8.072% due
                         07/15/37 (s)...................................     A3/A-             94,861
            150,000    Southern Co. Capital Trust I, Callable, 8.190%
                         due 02/01/37 (s)...............................    A3/BBB+           151,076
            250,000    Southern Co. Capital Trust II, Callable, 8.140%
                         due 02/15/27 (s)...............................    A3/BBB+           246,455
            500,000    Toyota Motor Credit Corp., 5.625% due 11/13/03
                         (s)............................................    Aa1/AAA           484,190
                                                                                         ------------
                                                                                            2,169,171
                                                                                         ------------

HEALTH SERVICES (0.2%)
             10,000    Paracelsus Healthcare Corp., Callable, 10.000%
                         due 08/15/06...................................     B3/B-              7,800
             15,000    Tenet Healthcare Corp., Callable, 8.625% due
                         01/15/07.......................................    Ba3/BB-            14,795
             40,000    Tenet Healthcare Corp., Series B, Callable,
                         7.625% due 06/01/08............................    Ba1/BB+            37,400
                                                                                         ------------
                                                                                               59,995
                                                                                         ------------

METALS & MINING (0.1%)
             50,000    P&L Coal Holdings Corp., Series B, Callable,
                         9.625% due 05/15/08............................      B2/B             50,375
                                                                                         ------------

NATURAL GAS (0.1%)
             50,000    Atlantic Richfield Co., 8.250% due 02/01/22......      A2/A             55,847
                                                                                         ------------

OIL-PRODUCTION (1.7%)
            675,000    Coastal Corp., 6.500% due 05/15/06...............    Baa2/BBB          650,363
             15,000    Plains Resources Inc., Series D, Callable,
                         10.250% due 03/15/06...........................     B2/B-             15,263
             30,000    Pogo Producing Co., Series B, Callable, 10.375%
                         due 02/15/09...................................     B2/B+             31,200
                                                                                         ------------
                                                                                              696,826
                                                                                         ------------

PERSONAL CARE (0.1%)
             50,000    Procter & Gamble Co., Callable, 6.450% due
                         01/15/26.......................................     Aa2/AA            45,727
                                                                                         ------------

POLLUTION CONTROL (0.0%)
              5,000    Allied Waste North America, Inc., Series B,
                         Callable, 7.625% due 01/01/06..................     Ba3/BB             4,650
                                                                                         ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1999
--------------------------------------------------------------------------------

     PRINCIPAL                                                            MOODY'S/S&P
      AMOUNT                         SECURITY DESCRIPTION                    RATING         VALUE
-------------------    -------------------------------------------------  ------------   ------------
RAILROADS (0.7%)
$           300,000    Union Pacific Corp., 5.780% due 10/15/01 (s).....   Baa3/BBB-     $    295,314
                                                                                         ------------

TELECOMMUNICATIONS (0.1%)
             15,000    McLeodUSA, Inc., Callable, 9.250% due 07/15/07...     B2/B+             14,888
             10,000    Qwest Communications International, Inc., Series
                         B, Callable, 10.875% due 04/01/07..............    Ba1/BB+            11,334
                                                                                         ------------
                                                                                               26,222
                                                                                         ------------

TELEPHONE (1.4%)
            170,000    AT&T Corp., Callable, 6.000% due 03/15/09........     A1/AA-           159,764
            250,000    Pacific Bell, 6.125% due 02/15/08 (t)............     A1/AA-           240,078
            175,000    US West Capital Funding, Inc., Callable, 6.250%
                         due 07/15/05 (s)...............................    Baa1/A-           169,622
                                                                                         ------------
                                                                                              569,464
                                                                                         ------------

TRANSPORTATION (0.3%)
             15,000    Atlantic Express Transportation Corp., Callable,
                         10.750% due 02/01/04...........................      B2/B             14,963
            115,000    Federal Express Corp., Series 1999-1, Class C,
                         8.250% due 01/15/19............................   Baa1/BBB+          117,047
                                                                                         ------------
                                                                                              132,010
                                                                                         ------------

UTILITIES (1.3%)
            200,000    Atmos Energy Corp., Callable, 6.750% due 07/15/28
                         (t)............................................     A3/A-            177,956
            350,000    Texas Utilities Co., Callable, Putable, 5.940%
                         due 10/15/01 (s)(v)............................    Baa3/BBB          346,364
                                                                                         ------------
                                                                                              524,320
                                                                                         ------------
                           TOTAL CORPORATE OBLIGATIONS (COST
                             $6,827,179)................................                    6,645,517
                                                                                         ------------
FOREIGN CORPORATE OBLIGATIONS (2.0%)
CANADA (1.3%)
FINANCIAL SERVICES (0.5%)
            200,000    McKesson Finance of Canada, (144A), 6.550% due
                         11/01/02 (s)...................................   Baa1/BBB+          195,972
                                                                                         ------------

GAS-PIPELINES (0.1%)
             50,000    Trans-Canada Pipelines, MTN, Callable, 7.060% due
                         10/14/25.......................................     A2/A-             47,208
                                                                                         ------------

OIL PRODUCTION (0.1%)
             49,940    Express Pipeline LP, Series B, Callable, Sinking
                         Fund, (144A), 7.390% due 12/31/17..............   Baa3/BBB-           43,822
                                                                                         ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1999
--------------------------------------------------------------------------------

     PRINCIPAL                                                            MOODY'S/S&P
      AMOUNT                         SECURITY DESCRIPTION                    RATING         VALUE
-------------------    -------------------------------------------------  ------------   ------------
TELECOMMUNICATIONS (0.0%)
$            15,000    Rogers Cablesystems Ltd., Callable, 10.000% due
                         12/01/07.......................................    Ba3/BB+      $     16,125
                                                                                         ------------

TRANSPORT & SERVICES (0.6%)
            250,000    Laidlaw, Inc., 6.500% due 05/01/05 (s)...........    Baa3/BBB          230,660
                                                                                         ------------
                                                                                              533,787
                                                                                         ------------

UNITED KINGDOM (0.7%)
ELECTRIC (0.7%)
            300,000    United Utilities PLC, Callable, 6.250% due
                         08/15/05 (s)...................................      A2/A            286,998
                                                                                         ------------
                           TOTAL FOREIGN CORPORATE OBLIGATIONS (COST
                             $862,065)..................................                      820,785
                                                                                         ------------

FOREIGN GOVERNMENT OBLIGATIONS (2.0%)
CANADA (1.7%)
            175,000    Hydro-Quebec, Series HQ, 9.500% due 11/15/30
                         (s)............................................     A2/A+            218,575
            200,000    Province of Ontario, 5.500% due 10/01/08.........    Aa3/AA-           184,048
            250,000    Province of Ontario, 7.625% due 06/22/04 (t).....    Aa3/AA-           263,513
                                                                                         ------------
                                                                                              666,136
                                                                                         ------------

ITALY (0.3%)
            100,000    Republic of Italy, 6.875% due 09/27/23 (s).......     Aa3/AA           100,527
                                                                                         ------------
                           TOTAL FOREIGN GOVERNMENT OBLIGATIONS (COST
                             $789,173)..................................                      766,663
                                                                                         ------------

SOVEREIGN BONDS (0.4%)
MEXICO (0.2%)
             65,000    United Mexican States Global Bonds, 11.500% due
                         05/15/26.......................................     Ba2/BB            72,475
                                                                                         ------------

PANAMA (0.1%)
             64,158    Republic of Panama PDI, Series 20 Year, Sinking
                         Fund, 6.4625% due 07/17/16 (v).................    Ba1/BB+            47,076
                                                                                         ------------

PERU (0.1%)
             60,000    Republic of Peru PDI, Series 20 Year, Sinking
                         Fund, 4.500% due 03/07/17 (v)..................     NR/BB             36,750
                                                                                         ------------
                           TOTAL SOVEREIGN BONDS (COST $164,476)........                      156,301
                                                                                         ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1999
--------------------------------------------------------------------------------

     PRINCIPAL
      AMOUNT                                SECURITY DESCRIPTION                            VALUE
-------------------    ---------------------------------------------------------------   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (44.7%)
FEDERAL HOME LOAN MORTGAGE CORP. (8.4%)
$         1,070,000    5.125% due 10/15/08............................................   $    958,816
             98,328    6.000% due 04/01/11............................................         95,347
             76,086    7.000% due 02/01/26............................................         75,278
          1,136,638    7.000% due 02/01/28............................................      1,124,556
             21,764    8.000% due 11/01/26............................................         22,362
             67,220    8.500% due 08/01/26............................................         70,223
            310,000    REMIC: Pac(11), Series 1694, Class PQ, Partially Callable,
                         6.500% due 09/15/23 (t)......................................        309,126
            791,630    REMIC: Sequential Payer, Series 2080, Class Z, Partially
                         Callable, 6.500% due 08/15/28................................        712,712
                                                                                         ------------
                                                                                            3,368,420
                                                                                         ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (27.1%)
            170,000    6.160% due 08/07/28............................................        159,003
            311,577    7.000% due 05/01/28............................................        307,973
          1,420,914    7.000% due 08/01/28............................................      1,404,474
             64,672    8.500% due 05/01/09............................................         67,446
            300,000    REMIC: Pac-1(11), Series 1993-78, Class G, 6.500% due 11/25/07
                         (t)..........................................................        300,279
          1,245,000    TBA, 6.000% due 07/01/29.......................................      1,169,528
          1,000,000    TBA, 6.500% due 07/01/14.......................................        985,310
          6,155,000    TBA, 6.500% due 07/01/29.......................................      5,937,667
            540,000    TBA, 7.000% due 07/01/29.......................................        533,758
                                                                                         ------------
                                                                                           10,865,438
                                                                                         ------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (9.2%)
             83,643    6.500% due 12/15/23............................................         80,898
            297,577    7.000% due 08/15/12............................................        299,993
            498,700    7.000% due 07/15/28............................................        491,998
            371,864    7.000% due 09/15/28............................................        366,866
          2,403,028    7.000% due 03/15/29............................................      2,370,731
             74,966    7.500% due 02/15/27............................................         75,668
                                                                                         ------------
                                                                                            3,686,154
                                                                                         ------------
                           TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST
                             $18,218,634).............................................     17,920,012
                                                                                         ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1999
--------------------------------------------------------------------------------

     PRINCIPAL
      AMOUNT                                SECURITY DESCRIPTION                            VALUE
-------------------    ---------------------------------------------------------------   ------------
U.S. TREASURY OBLIGATIONS (13.9%)
U.S. TREASURY BONDS (4.9%)
            580,000    5.250% due 11/15/28 (s)........................................   $    514,118
            100,000    5.500% due 08/15/28 (s)........................................         91,562
            200,000    6.500% due 11/15/26 (s)........................................        207,782
          1,083,000    6.750% due 08/15/26 (s)(t).....................................      1,159,481
                                                                                         ------------
                                                                                            1,972,943
                                                                                         ------------

U.S. TREASURY NOTES (9.0%)
$            85,000    5.375% due 06/30/03 (s)........................................         83,977
            390,000    5.500% due 05/15/09............................................        380,979
            225,000    6.500% due 08/15/05 (s)........................................        231,926
            485,000    6.625% due 06/30/01 (s)........................................        494,778
             15,000    6.625% due 03/31/02 (s)........................................         15,373
          1,888,000    6.875% due 05/15/06 (s)........................................      1,987,705
            375,000    7.875% due 11/15/04............................................        410,156
                                                                                         ------------
                                                                                            3,604,894
                                                                                         ------------
                           TOTAL U.S. TREASURY OBLIGATIONS (COST $5,773,940)..........      5,577,837
                                                                                         ------------
                                                                          MOODY'S/S&P
                                                                             RATING
                                                                          ------------
CONVERTIBLE PREFERRED STOCKS (0.2%)
INDUSTRIAL PRODUCTS & SERVICES (0.2%)
                100    Home Ownership Funding, (144A), 13.331% due
                         12/30/06 (v) (cost $100,104)...................     Aaa/NR            85,170
                                                                                         ------------
SHORT-TERM INVESTMENTS (33.9%)
CORPORATE OBLIGATIONS (0.1%)
             50,000    Chrysler Financial Corp., Series P, MTN, 6.320% due 07/14/99...         50,011
                                                                                         ------------

U.S. TREASURY OBLIGATIONS (31.2%)
            700,000    Bills, 4.170% due 07/22/99 (y).................................        698,289
         11,822,258    Bills, 3.650% due 07/15/99 (y).................................     11,822,258
                                                                                         ------------
                                                                                           12,520,547
                                                                                         ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1999
--------------------------------------------------------------------------------

     PRINCIPAL
      AMOUNT                                SECURITY DESCRIPTION                            VALUE
-------------------    ---------------------------------------------------------------   ------------
OTHER INVESTMENT COMPANIES (2.6%)
$         1,017,625    SSGA Money Market Fund, 4.687% due 07/01/99 (y)................   $  1,017,625
                                                                                         ------------
                           TOTAL SHORT-TERM INVESTMENTS (COST $13,588,168)............     13,588,183
                                                                                         ------------
                       TOTAL INVESTMENTS (COST $48,063,887) (117.7%)..................     47,225,761
                       LIABILITIES IN EXCESS OF OTHER ASSETS (-17.7%).................     (7,093,999)
                                                                                         ------------
                       NET ASSETS (100.0%)............................................   $ 40,131,762
                                                                                         ------------
                                                                                         ------------

------------------------------
Note: Based on the cost of investments of $48,063,982 for federal income tax purposes at June 30, 1999, the aggregate gross unrealized appreciation and depreciation was $41,365 and $879,586, respectively, resulting in net unrealized depreciation of $838,221.

(s) Security is fully or partially segregated with custodian as collateral for futures contracts or with broker as initial margin for futures contracts. $5,829,918 of the market value has been segregated.

(t) All or a portion of the security has been segregated as collateral for TBA securities.

(v) Rate shown reflects current rate on variable or floating rate instrument or instrument with step coupon rate.

(y) Yield to maturity.

144A -- Securities restricted for resale to Qualified Institutional Buyers.

CSTR -- Collateral Strip Rate.

MOPPRS -- Mandatory Par Put Remarked Securities.

MTN -- Medium Term Note.

NR -- Not Rated.

PDI -- Past Due Interest.

PO -- Principal Only.

REMIC -- Real Estate Mortgage Investment Conduit.

TBA -- Security purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   ------------
COMMON STOCKS (97.7%)
BASIC INDUSTRIES (2.4%)
CHEMICALS (1.6%)
Dow Chemical Co..................................        1,500   $    190,312
IMC Global, Inc..................................          800         14,100
Lyondell Chemical Co.............................          800         16,500
PPG Industries, Inc..............................        1,200         70,875
Praxair, Inc.....................................        1,100         53,831
Rohm & Haas Co.(s)...............................        1,800         77,175
Solutia, Inc.+...................................          800         17,050
Union Carbide Corp...............................          900         43,875
                                                                 ------------
                                                                      483,718
                                                                 ------------
FOREST PRODUCTS & PAPER (0.5%)
Bowater, Inc.....................................          200          9,450
Fort James Corp..................................        1,000         37,875
International Paper Co...........................        1,500         75,750
Louisiana-Pacific Corp...........................          500         11,875
Temple-Inland, Inc...............................          400         27,300
                                                                 ------------
                                                                      162,250
                                                                 ------------

METALS & MINING (0.3%)
Allegheny Teledyne, Inc..........................        1,600         36,200
Freeport-McMoran Copper & Gold, Inc.+............        1,400         25,112
Nucor Corp.......................................          200          9,487
USX-U.S. Steel Group.............................          500         13,500
                                                                 ------------
                                                                       84,299
                                                                 ------------
  TOTAL BASIC INDUSTRIES.........................                     730,267
                                                                 ------------
CONSUMER GOODS & SERVICES (20.9%)
APPARELS & TEXTILES (0.1%)
Jones Apparel Group, Inc.+.......................          500         17,156
                                                                 ------------

AUTOMOTIVE (2.0%)
Dana Corp........................................          700         32,244
Delphi Automotive Systems Corp...................        2,300         42,694
Ford Motor Co....................................        4,400        248,325
General Motors Corp..............................        2,700        178,200
Genuine Parts Co.................................          700         24,500
Goodyear Tire and Rubber Co......................          600         35,287
Lear Corp.+......................................          600         29,850
                                                                 ------------
                                                                      591,100
                                                                 ------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   ------------

BROADCASTING & PUBLISHING (2.6%)
Comcast Corp., Class A...........................        6,600   $    253,687
Knight - Ridder, Inc.............................          700         38,456
MediaOne Group, Inc.+............................        4,200        312,375
New York Times Co., Class A......................        1,700         62,581
Times Mirror Co. New.............................          700         41,475
Washington Post Co., Class B.....................          100         53,775
                                                                 ------------
                                                                      762,349
                                                                 ------------

ENTERTAINMENT, LEISURE & MEDIA (2.4%)
America Online, Inc.+............................        3,500        386,750
International Game Technology....................        3,100         57,350
Mattel, Inc......................................        1,700         44,944
Seagram Company Ltd.(i)..........................        4,300        216,612
                                                                 ------------
                                                                      705,656
                                                                 ------------

FOOD, BEVERAGES & TOBACCO (4.6%)
Bestfoods........................................        1,500         74,250
Coca-Cola Co.....................................        1,600        100,000
H.J. Heinz Co....................................        1,500         75,187
Hershey Foods Corp...............................          600         35,625
Kellogg Co.......................................        1,300         42,900
Nabisco Holdings Corp. - Class A.................          200          8,650
Pepsi Bottling Group, Inc........................        1,400         32,287
PepsiCo, Inc.....................................        6,700        259,206
Philip Morris Companies, Inc.(s).................       10,300        413,931
Ralston-Ralston Purina Group.....................        1,900         57,831
Sara Lee Corp....................................        3,800         86,212
Unilever NV (ADR)................................        2,700        188,325
                                                                 ------------
                                                                    1,374,404
                                                                 ------------

HOUSEHOLD APPLIANCES & FURNISHINGS (0.1%)
Leggett & Platt, Inc.............................          800         22,250
                                                                 ------------

HOUSEHOLD PRODUCTS (2.0%)
Kimberly-Clark Corp..............................        2,300        131,100
Procter & Gamble Co..............................        5,100        455,175
                                                                 ------------
                                                                      586,275
                                                                 ------------

PERSONAL CARE (0.5%)
Gillette Co......................................        3,700        151,700
                                                                 ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   ------------
RESTAURANTS & HOTELS (0.5%)
Hilton Hotels Corp...............................        2,400   $     34,050
Mandalay Resort Group+...........................          900         19,012
Mirage Resorts, Inc.+............................        1,900         31,825
Starwood Hotels & Resorts Worldwide, Inc.(s).....        1,700         51,956
                                                                 ------------
                                                                      136,843
                                                                 ------------
RETAIL (6.1%)
Abercrombie & Fitch Co., Class A+................          500         24,000
AutoZone, Inc.+..................................          800         24,100
Dayton Hudson Corp...............................        2,200        143,000
Dillard's, Inc., Class A.........................          500         17,562
Federated Department Stores, Inc.+...............        1,400         74,112
Gap, Inc.........................................        3,700        186,387
Hannaford Brothers Co............................          200         10,700
Home Depot, Inc..................................        2,400        154,650
J.C. Penney, Inc.................................        1,300         63,131
Kmart Corp.+.....................................        2,500         41,094
Kroger Co.+......................................        2,100         58,669
May Department Stores Co.........................        1,700         69,487
Nordstrom, Inc...................................          700         23,450
Safeway, Inc.+...................................        2,500        123,750
Sears, Roebuck & Co..............................        1,600         71,300
TJX Companies, Inc...............................        1,600         53,300
Toys 'R' Us, Inc.+...............................        1,300         26,894
Wal-Mart Stores, Inc.............................       13,100        632,075
                                                                 ------------
                                                                    1,797,661
                                                                 ------------
  TOTAL CONSUMER GOODS & SERVICES................                   6,145,394
                                                                 ------------

ENERGY (6.0%)
GAS-PIPELINES (0.1%)
Columbia Energy Group............................          500         31,344
                                                                 ------------

OIL-PRODUCTION (5.7%)
Chevron Corp.....................................        1,800        171,337
Conoco, Inc......................................          600         16,725
Exxon Corp.......................................        6,700        516,737
Mobil Corp.......................................        3,600        356,400
Phillips Petroleum Co............................        1,100         55,344
Royal Dutch Petroleum Co. (ADR)..................        7,100        427,775
Texaco, Inc......................................        1,800        112,500
Tosco Corp.(s)...................................        1,100         28,531
                                                                 ------------
                                                                    1,685,349
                                                                 ------------
              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   ------------

OIL-SERVICES (0.2%)
Amerada Hess Corp................................          300   $     17,850
Cooper Cameron Corp.+............................          300         11,119
ENSCO International, Inc.........................          500          9,969
Global Marine, Inc.+.............................          600          9,262
Smith International, Inc.+.......................          200          8,687
                                                                 ------------
                                                                       56,887
                                                                 ------------
  TOTAL ENERGY...................................                   1,773,580
                                                                 ------------

FINANCE (15.4%)
BANKING (8.9%)
Associated Banc Corp.............................          200          8,300
Astoria Financial Corp...........................          500         21,953
Bank of America Corp.(s).........................        6,701        491,267
Bank One Corp....................................        3,600        214,425
Charter One Financial, Inc.......................          600         16,669
Citigroup, Inc...................................       12,500        593,750
Comerica, Inc....................................          600         35,662
Compass Bancshares, Inc..........................          400         10,912
Dime Bancorp, Inc................................          400          8,050
First American Corp..............................          800         33,250
First Union Corp.................................        3,900        183,300
FirstMerit Corp..................................          300          8,419
Golden West Financial Corp.......................          200         19,600
GreenPoint Financial Corp........................          400         13,125
Hibernia Corp., Class A..........................          600          9,412
KeyCorp..........................................        2,100         67,462
Mellon Bank Corp.................................        1,900         69,112
Mercantile Bankshares Corp.......................          300         10,603
National City Corp...............................        1,000         65,500
National Commerce Bancorporation.................          400          8,762
North Fork Bancorporation, Inc...................          500         10,656
PNC Bank Corp....................................        1,100         63,387
Regions Financial Corp...........................          800         30,600
Southtrust Corp..................................          600         23,006
Sovereign Bancorp, Inc...........................          600          7,294
Summit Bancorp...................................          600         25,087
SunTrust Bank, Inc...............................        1,200         83,325
TCF Financial Corp...............................          300          8,362
U.S. Bancorp.....................................        3,100        105,400
Union Planters Corp..............................          500         22,344
Washington Mutual, Inc.(s).......................        2,600         91,975
Wells Fargo Co...................................        6,100        260,775
                                                                 ------------
                                                                    2,621,744
                                                                 ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   ------------
FINANCIAL SERVICES (3.0%)
Associates First Capital Corp., Class A..........        2,700   $    119,644
Bear Stearns Companies, Inc......................          400         18,700
CIT Group, Inc., Class A.........................          300          8,662
Federal Home Loan Mortgage Corp..................        2,500        145,000
Federal National Mortgage Association............        3,300        225,637
Franklin Resources, Inc..........................          900         36,562
Goldman Sachs Group, Inc.+.......................        1,600        115,600
Household International, Inc.....................        1,800         85,275
Merrill Lynch & Company, Inc.....................        1,300        103,919
Paine Webber Group Inc...........................          500         23,375
The FINOVA Group, Inc............................          200         10,525
                                                                 ------------
                                                                      892,899
                                                                 ------------
INSURANCE (3.5%)
Allstate Corp....................................        5,800        208,075
Ambac Financial Group, Inc.......................          700         39,987
American International Group, Inc................          800         93,650
Aon Corp.........................................        1,800         74,250
Chubb Corp.......................................          800         55,600
CIGNA Corp.......................................        1,300        115,700
Equitable Companies, Inc.........................          700         46,900
Marsh & McLennan Companies, Inc..................        2,100        158,550
MBIA, Inc........................................          700         45,325
Mercury General Corp.............................          400         13,600
St. Paul Companies, Inc..........................        1,600         50,900
Torchmark Corp...................................        1,000         34,125
Travelers Property Casualty Corp., Class A.......          500         19,562
UNUM Corp.+......................................        1,700         93,075
                                                                 ------------
                                                                    1,049,299
                                                                 ------------
  TOTAL FINANCE..................................                   4,563,942
                                                                 ------------
HEALTHCARE (10.7%)
BIOTECHNOLOGY (1.1%)
Amgen, Inc.+.....................................        3,400        206,869
Chiron Corp.+....................................        1,200         24,862
Genzyme Corp.+...................................          800         38,775
              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   ------------
BIOTECHNOLOGY (CONTINUED)
MedImmune, Inc.+.................................          400   $     27,163
PE Corp.- PE Biosystems Group....................          300         34,425
                                                                 ------------
                                                                      332,094
                                                                 ------------

HEALTH SERVICES (1.1%)
Aetna, Inc.......................................          900         80,494
Columbia / HCA Healthcare Corp...................        3,400         77,563
HCR Manor Care, Inc.+............................          700         16,931
Health Management Associates, Inc., Class A+.....        1,600         18,000
HEALTHSOUTH Corp.+...............................        2,600         38,838
Humana, Inc.+....................................        1,000         12,938
Pacificare Health Systems, Class B+..............          200         14,394
Tenet Healthcare Corp.+..........................        1,900         35,269
Wellpoint Health Networks, Inc.+.................          400         33,950
                                                                 ------------
                                                                      328,377
                                                                 ------------

MEDICAL SUPPLIES (0.3%)
Becton, Dickinson & Co...........................        1,600         48,000
Genzyme Surgical Products+.......................          788          3,471
Medtronic, Inc...................................          400         31,150
                                                                 ------------
                                                                       82,621
                                                                 ------------

PHARMACEUTICALS (8.2%)
ALZA Corp.+......................................        1,100         55,963
American Home Products Corp......................        8,700        500,250
Bristol-Myers Squibb Co.(s)......................        9,300        655,069
Eli Lilly & Co...................................        4,500        322,313
Forest Laboratories, Inc.+.......................        1,100         50,875
Johnson & Johnson................................          200         19,600
Merck & Co., Inc.................................        1,800        133,200
Monsanto Co.(s)..................................        6,000        236,625
Pfizer, Inc......................................          400         43,900
Warner-Lambert Co................................        5,600        388,500
Watson Pharmaceuticals, Inc.+....................          600         21,038
                                                                 ------------
                                                                    2,427,333
                                                                 ------------
  TOTAL HEALTHCARE...............................                   3,170,425
                                                                 ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   ------------
INDUSTRIAL PRODUCTS & SERVICES (10.4%)
AEROSPACE (1.8%)
Boeing Co........................................        5,700   $    251,869
Lockheed Martin Corp.............................        3,400        126,650
Raytheon Co., Class A............................        2,400        165,300
                                                                 ------------
                                                                      543,819
                                                                 ------------
BUILDING MATERIALS (0.1%)
Sherwin-Williams Co..............................          700         19,425
USG Corp.........................................          200         11,200
                                                                 ------------
                                                                       30,625
                                                                 ------------

CAPITAL GOODS (0.2%)
Eaton Corp.......................................          400         36,800
PACCAR, Inc......................................          400         21,363
                                                                 ------------
                                                                       58,163
                                                                 ------------
COMMERCIAL SERVICES (1.0%)
Cendant Corp.+...................................        8,000        164,000
Equifax, Inc.....................................        1,400         49,963
R.R. Donnelley & Sons Co.........................        1,200         44,475
Service Corp. International......................        2,600         50,050
                                                                 ------------
                                                                      308,488
                                                                 ------------
DIVERSIFIED MANUFACTURING (5.9%)
Alcoa, Inc.......................................        2,100        129,938
Cooper Industries, Inc...........................          800         41,600
Deere & Co.......................................        1,200         47,550
Eastman Kodak Co.................................        2,500        169,375
General Electric Co..............................        5,600        632,800
Harris Corp......................................          600         23,513
Hubbell, Inc., Class B...........................          300         13,613
ITT Industries, Inc..............................          700         26,688
Parker Hannifin Corp.............................          600         27,450
Tenneco, Inc.....................................        1,300         31,038
Tyco International Ltd.(i).......................        3,600        341,100
Xerox Corp.......................................        4,200        248,063
                                                                 ------------
                                                                    1,732,728
                                                                 ------------
ELECTRICAL EQUIPMENT (0.5%)
Emerson Electric Co..............................        2,100        132,038
W.W. Grainger, Inc...............................          500         26,906
                                                                 ------------
                                                                      158,944
                                                                 ------------
              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   ------------

MACHINERY (0.1%)
Dover Corp.......................................        1,100   $     38,500
                                                                 ------------

PACKAGING & CONTAINERS (0.1%)
Smurfit-Stone Container Corp.+...................        1,000         20,531
                                                                 ------------

POLLUTION CONTROL (0.7%)
Waste Management, Inc.+..........................        4,100        220,375
                                                                 ------------
  TOTAL INDUSTRIAL PRODUCTS & SERVICES...........                   3,112,173
                                                                 ------------

TECHNOLOGY (21.9%)
COMPUTER PERIPHERALS (0.4%)
EMC Corp.+.......................................        1,500         82,500
Quantum Corp.+...................................          600         14,438
Seagate Technology, Inc.+........................          800         20,500
                                                                 ------------
                                                                      117,438
                                                                 ------------

COMPUTER SOFTWARE (3.5%)
BMC Software, Inc.+..............................          600         32,381
Computer Associates International, Inc...........        2,000        110,000
Electronic Arts Inc.+............................          200         10,825
Microsoft Corp.+.................................        9,700        874,213
                                                                 ------------
                                                                    1,027,419
                                                                 ------------

COMPUTER SYSTEMS (4.7%)
Apple Computer, Inc.+............................          600         27,825
Dell Computer Corp.+.............................        7,100        262,478
Gateway, Inc.+...................................          600         35,400
International Business Machines Corp.............        6,700        865,975
Sun Microsystems, Inc.+..........................        3,100        213,609
                                                                 ------------
                                                                    1,405,287
                                                                 ------------

ELECTRONICS (2.8%)
3Com Corp.+......................................        1,300         34,653
Cisco Systems, Inc.+.............................       11,900        766,434
Symbol Technologies, Inc.........................          700         25,813
                                                                 ------------
                                                                      826,900
                                                                 ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   ------------
INFORMATION PROCESSING (1.0%)
Automatic Data Processing, Inc...................        2,300   $    101,200
DoubleClick, Inc.+...............................          100          9,153
Electronic Data System Corp......................        1,800        101,813
Exodus Communications, Inc.+.....................          100         11,997
First Data Corp..................................        1,600         78,300
                                                                 ------------
                                                                      302,463
                                                                 ------------

SEMICONDUCTORS (4.3%)
Applied Materials, Inc.+.........................        1,400        103,381
Intel Corp.......................................       12,300        731,466
Motorola, Inc....................................        2,200        208,450
National Semiconductor Corp.+....................          600         15,188
Texas Instruments, Inc...........................        1,500        217,500
                                                                 ------------
                                                                    1,275,985
                                                                 ------------

TELECOMMUNICATION SERVICES (2.3%)
MCI WorldCom, Inc.+..............................        7,800        671,044
                                                                 ------------
TELECOMMUNICATIONS-EQUIPMENT (2.9%)
Commscope, Inc.+.................................        3,166         97,355
Lucent Technologies, Inc.........................       11,300        762,044
                                                                 ------------
                                                                      859,399
                                                                 ------------
  TOTAL TECHNOLOGY...............................                   6,485,935
                                                                 ------------
TRANSPORTATION (1.0%)
AIRLINES (0.3%)
AMR Corp.+.......................................          600         40,950
Continental Airlines, Inc.+......................          200          7,525
Southwest Airlines Co............................          900         28,013
                                                                 ------------
                                                                       76,488
                                                                 ------------

RAILROADS (0.7%)
Burlington Northern Railroad Co..................        1,800         55,800
CSX Corp.........................................          800         36,250
Norfolk Southern Corp............................        1,400         42,175
Union Pacific Corp.(s)...........................        1,100         64,144
                                                                 ------------
                                                                      198,369
                                                                 ------------
  TOTAL TRANSPORTATION...........................                     274,857
                                                                 ------------
              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   ------------

UTILITIES (9.0%)
ELECTRIC (2.2%)
Allegheny Energy, Inc............................          600   $     19,238
Ameren Corp......................................          800         30,700
Central & South West Corp........................        2,900         67,788
Cinergy Corp.....................................          900         28,800
CMS Energy Corp..................................          700         29,313
Constellation Energy Group.......................          800         23,700
Dominion Resources, Inc..........................        1,100         47,644
Duke Energy Corp.................................        2,000        108,750
Entergy Corp.....................................        1,400         43,750
FPL Group, Inc...................................        1,000         54,625
NiSource, Inc....................................          700         18,069
Northeast Utilities+.............................          800         14,150
Northern States Power Co.........................          900         21,769
Pinnacle West Capital Corp.......................          500         20,125
PP&L Resources, Inc..............................          900         27,675
TECO Energy, Inc.................................          700         15,925
Texas Utilities Co...............................        1,600         66,000
Wisconsin Energy Corp............................          600         15,038
                                                                 ------------
                                                                      653,059
                                                                 ------------

NATURAL GAS (0.3%)
Consolidated Natural Gas Company.................          500         30,375
El Paso Energy Corp..............................          700         24,631
Reliant Energy, Inc..............................        1,600         44,200
                                                                 ------------
                                                                       99,206
                                                                 ------------

TELEPHONE (6.5%)
Ameritech Corp...................................        4,700        345,450
AT & T Corp......................................        2,800        156,275
Bell Atlantic Corp.(s)...........................        4,900        320,338
GTE Corp.........................................        5,700        431,775
Level 3 Communications, Inc.+....................        1,500         90,188
SBC Communications, Inc..........................        8,000        464,000
US WEST, Inc.....................................        2,200        129,250
                                                                 ------------
                                                                    1,937,276
                                                                 ------------
  TOTAL UTILITIES................................                   2,689,541
                                                                 ------------
  TOTAL COMMON STOCKS (COST $26,569,635).........                  28,946,114
                                                                 ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1999
--------------------------------------------------------------------------------

                                                    PRINCIPAL
              SECURITY DESCRIPTION                   AMOUNT         VALUE
-------------------------------------------------  -----------   ------------
SHORT-TERM INVESTMENTS (15.6%)
OTHER INVESTMENT COMPANIES (1.7%)
SSGA Money Market Fund, 4.687% due 07/01/99
  (y)............................................  $   495,766   $    495,766
                                                                 ------------

U.S. TREASURY OBLIGATIONS (13.9%)
Bills, 3.650% due 07/15/99(s)(y).................    3,872,000      3,866,229
Bills, 4.897% due 11/12/99(y)....................      150,000        147,509
Notes, 5.875% due 11/15/99 (s)...................      100,000        100,297
                                                                 ------------
  TOTAL U.S. TREASURY OBLIGATIONS................                   4,114,035
                                                                 ------------
  TOTAL SHORT-TERM INVESTMENTS
   (COST $4,609,962).............................                   4,609,801
                                                                 ------------
TOTAL INVESTMENTS (COST $31,179,597) (113.3%).................
                                                                   33,555,915
LIABILITIES IN EXCESS OF OTHER ASSETS (-13.3%)................
                                                                   (3,936,738)
                                                                 ------------
NET ASSETS (100.0%)...........................................   $ 29,619,177
                                                                 ------------
                                                                 ------------

------------------------------
Note: Based on the cost of investments of $31,258,073 for federal income tax purposes at June 30, 1999, the aggregate gross unrealized appreciation and depreciation was $2,598,231 and $300,389 respectively, resulting in net unrealized appreciation of $2,297,842.

+ Non-income producing security.

(i) Foreign security.

(s) Security is fully or partially segregated with custodian as collateral for futures contracts or with broker as initial margin for futures contracts. $5,745,337 of the market value has been segregated.

(y) Yield to maturity.

ADR - American Depository Receipt.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   -----------
COMMON STOCKS (95.0%)
BASIC INDUSTRIES (8.5%)
CHEMICALS (4.4%)
Albemarle Corp...................................      2,900   $    67,062
Bush Boake Allen, Inc.+..........................      1,300        38,025
General Chemical Group, Inc......................      2,900         9,062
Geon Co. ........................................      3,200       103,200
Georgia Gulf Corp................................      3,900        65,812
Minerals Technologies, Inc. .....................        400        22,325
Wellman, Inc.....................................      5,900        94,031
                                                               -----------
                                                                   399,517
                                                               -----------

FOREST PRODUCTS & PAPER (1.5%)
Caraustar Industries, Inc........................      3,000        73,875
Universal Forest Products, Inc...................      3,000        64,312
                                                               -----------
                                                                   138,187
                                                               -----------

METALS & MINING (2.6%)
Commercial Metals Co.............................      1,400        39,900
Kennametal, Inc..................................        800        24,800
Mueller Industries, Inc.+........................      4,000       135,750
Schnitzer Steel Industries, Inc., Class A........      1,400        31,412
                                                               -----------
                                                                   231,862
                                                               -----------
  TOTAL BASIC INDUSTRIES.........................                  769,566
                                                               -----------

CONSUMER GOODS & SERVICES (17.8%)
APPARELS & TEXTILES (0.1%)
Columbia Sportwear Co.+..........................        700        10,697
                                                               -----------

AUTOMOTIVE (0.3%)
Amcast Industrial Corp...........................        400         6,525
Sonic Automotive, Inc.+..........................      1,300        17,875
                                                               -----------
                                                                    24,400
                                                               -----------
AUTOMOTIVE SUPPLIES (0.8%)
Dura Automotive Systems, Inc.+...................        700        23,362
Tower Automotive, Inc.+..........................      1,900        48,331
                                                               -----------
                                                                    71,693
                                                               -----------
BROADCASTING & PUBLISHING (1.9%)
Citadel Communications Corp.+....................        900        32,597
Entercom Communications Corp.+...................      1,400        59,850
HA-LO Industries, Inc.+..........................      5,850        57,769

              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   -----------
BROADCASTING & PUBLISHING (CONTINUED)
Radio One, Inc.+.................................        200   $     9,275
TV Guide, Inc., Class A+.........................        300        10,959
                                                               -----------
                                                                   170,450
                                                               -----------

BUSINESS & PUBLIC SERVICES (1.2%)
Kroll-O'Gara Co.+................................      1,500        33,234
Metzler Group, Inc.+.............................        500        13,797
Realty Information Group, Inc.+..................        700        30,231
Tetra Tech, Inc.+................................      1,625        27,016
                                                               -----------
                                                                   104,278
                                                               -----------

EDUCATION (0.7%)
Education Management Corp.+......................      3,100        64,228
                                                               -----------

ENTERTAINMENT, LEISURE & MEDIA (4.5%)
About. com, Inc.+................................        100         5,169
American Classic Voyages Co.+....................        800        19,050
Anchor Gaming+...................................      1,300        62,522
Cinar Corp., Class B+(i).........................      4,500       111,094
Florida Panthers Holdings, Inc.+.................      1,500        16,031
Media Metrix, Inc.+..............................        100         5,312
MGM Grand, Inc.+.................................      1,400        68,600
Nielsen Media Research, Inc.+....................      1,100        32,175
Steiner Leisure Ltd.+(i).........................      2,000        60,375
Sunterra Corp....................................        900        12,544
Vistana, Inc.....................................        600         9,337
                                                               -----------
                                                                   402,209
                                                               -----------

FOOD, BEVERAGES & TOBACCO (1.5%)
American Italian Pasta Co., Class A+.............      1,300        39,487
Beringer Wine Estates Holdings, Inc., Class B+...        500        20,859
Coors (Adolph) Co................................        300        14,850
Keebler Foods Co.+...............................      1,900        57,712
                                                               -----------
                                                                   132,908
                                                               -----------

HOUSEHOLD APPLIANCES & FURNISHINGS (1.1%)
Furniture Brands International, Inc. ............      1,600        44,600
Stanley Furniture Co., Inc.+.....................      2,300        51,462
                                                               -----------
                                                                    96,062
                                                               -----------

HOUSEHOLD PRODUCTS (0.1%)
Blyth Industries, Inc.+..........................        300        10,312
                                                               -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   -----------
MISCELLANEOUS (0.3%)
Carriage Services, Inc., Class A+................        400   $     7,500
WESCO International, Inc.+.......................      1,100        22,550
                                                               -----------
                                                                    30,050
                                                               -----------
RESTAURANTS & HOTELS (0.5%)
Extended Stay America, Inc.+.....................      2,100        25,200
Sun International Hotels Ltd.+(i)................        500        22,375
                                                               -----------
                                                                    47,575
                                                               -----------

RETAIL (4.8%)
Alloy Online, Inc.+..............................        500         5,734
Ames Department Stores, Inc.+....................      1,400        63,787
barnesandnoble.com, inc.+........................        500         8,984
eToys, Inc.+.....................................        300        12,253
General Nutrition Companies, Inc.+...............      1,200        27,937
Lithia Motors, Inc., Class A+....................      1,200        24,600
Pacific Sunwear of California, Inc.+.............        450        10,983
Regis Corp.......................................      1,600        30,650
School Specialty, Inc.+..........................      3,200        51,300
Shoe Carnival, Inc.+.............................        500         8,516
ShopKo Stores, Inc. .............................      2,200        79,750
Stamps.com, Inc.+................................        700        12,294
The Finish Line, Inc., Class A+..................      2,500        28,047
Williams-Sonoma, Inc.+...........................        500        17,406
Zale Corp.+......................................      1,200        48,000
                                                               -----------
                                                                   430,241
                                                               -----------
  TOTAL CONSUMER GOODS & SERVICES................                1,595,103
                                                               -----------

ENERGY (3.9%)
GAS EXPLORATION (1.4%)
Barrett Resources Corp.+.........................        300        11,512
Devon Energy Corp. ..............................      1,600        57,200
Newfield Exploration Co.+........................      2,100        59,719
                                                               -----------
                                                                   128,431
                                                               -----------

OIL-SERVICES (2.5%)
Cooper Cameron Corp.+............................      2,400        88,950
ENSCO International, Inc.........................      1,700        33,894
Global Marine, Inc.+.............................      1,600        24,700
              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   -----------
OIL-SERVICES (CONTINUED)
National-Oilwell, Inc.+..........................      2,000   $    28,000
Smith International, Inc.+.......................      1,100        47,781
                                                               -----------
                                                                   223,325
                                                               -----------
  TOTAL ENERGY...................................                  351,756
                                                               -----------

FINANCE (17.3%)
BANKING (7.7%)
BancorpSouth, Inc. ..............................        300         5,437
Bank of Commerce.................................      1,100        22,516
Bank United Corp., Class A.......................      2,400        96,375
Banknorth Group, Inc.............................      1,100        36,128
Colonial BancGroup, Inc..........................      4,100        57,144
Commercial Federal Corp..........................      2,250        52,172
Community First Bankshares, Inc..................      2,100        50,006
FirstFed Financial Corp.+........................      1,800        34,650
GBC Bancorp......................................      1,400        28,569
Gold Banc Corp., Inc. ...........................        500         6,594
Hamilton Bancorp, Inc.+..........................      1,600        38,300
Hudson United Bancorp............................      2,416        73,990
National Commerce Bancorporation.................      4,300        94,197
Prime Bancshares, Inc............................        800        14,250
Republic Security Financial Corp. ...............      2,000        16,719
Sterling Bancshares, Inc. .......................        200         2,669
Summit Bancshares, Inc. .........................        200         3,475
Sun Bancorp, Inc.+...............................        835        14,769
Trustco Bank Corp. ..............................                   12,053
Westamerica Bancorporation.......................        800        29,175
                                                               -----------
                                                                   689,188
                                                               -----------

FINANCIAL SERVICES (3.6%)
Allied Capital Corp.+............................      2,100        50,334
Creditrust Corp..................................        400        11,050
Donaldson, Lufkin & Jenrette, Inc-DLJdirect+.....        300         8,850
Franchise Finance Corporation of America.........        800        17,600
Gabelli Asset Management, Inc.,
  Class A+.......................................      1,300        20,556
Heller Financial, Inc. ..........................      1,100        30,594
Intelligent Life Corp.+..........................        500         3,266
Litchfield Financial Corp........................      2,205        37,967
MicroFinancial, Inc..............................        500         7,156
Ocwen Financial Corp.+...........................      2,000        17,750
Rare Medium Group, Inc.+.........................        700         8,684

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   -----------
FINANCIAL SERVICES (CONTINUED)
TD Waterhouse Group, Inc+........................        600   $    15,037
Willis Lease Finance Corp.+......................      4,300        70,278
Wit Capital Group, Inc.+.........................        700        23,778
                                                               -----------
                                                                   322,900
                                                               -----------

INSURANCE (2.3%)
Annuity and Life Re (Holdings), Ltd.(i)..........      2,400        53,925
E.W. Blanch Holdings, Inc........................        700        47,731
Fremont General Corp.............................      1,700        32,087
RenaissanceRe Holdings Ltd.(i)...................      2,000        74,000
                                                               -----------
                                                                   207,743
                                                               -----------

REAL ESTATE (0.2%)
Mission West Properties, Inc.....................      1,800        14,850
                                                               -----------
REAL ESTATE INVESTMENT TRUSTS (3.5%)
Arden Realty, Inc................................      1,700        41,862
Burnham Pacific Properties, Inc..................      1,700        20,931
CenterPoint Properties Corp......................        300        10,987
Cousins Properties, Inc..........................      1,300        43,956
Manufactured Home Communities, Inc. .............      1,900        49,400
Mills Corp.......................................        800        17,350
National Golf Properties, Inc....................      1,200        29,175
Post Properties, Inc. ...........................      1,669        68,429
Macerich Co. ....................................      1,200        31,500
                                                               -----------
                                                                   313,590
                                                               -----------
  TOTAL FINANCE..................................                1,548,271
                                                               -----------
HEALTHCARE (10.9%)
BIOTECHNOLOGY (5.1%)
Affymetrix, Inc.+................................      1,200        59,025
Applied Analytical Industries, Inc.+.............      1,400        15,794
Human Genome Sciences, Inc.+.....................      2,900       114,369
IDEC Pharmaceuticals Corp.+......................      1,400       107,844
Incyte Pharmaceuticals, Inc.+....................        300         7,922
Inhale Therapeutics Systems+.....................        300         7,172
Millennium Pharmaceuticals, Inc.+................      1,100        39,566
MiniMed, Inc.+...................................        200        15,394
Novoste Corp.+...................................        400         8,387
Osteotech, Inc.+.................................      1,050        30,220
              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   -----------
BIOTECHNOLOGY (CONTINUED)
SangStat Medical Corp.+..........................      3,100   $    52,797
Trimeris, Inc.+..................................        300         4,359
                                                               -----------
                                                                   462,849
                                                               -----------

HEALTH SERVICES (3.2%)
Alterra Healthcare Corp.+........................      5,160        70,950
CareInsite, Inc.+................................        300        14,231
drkoop. com, Inc.+...............................        300         4,791
IDX Systems Corp.+...............................        700        15,772
LCA-Vision, Inc.+................................      1,700        13,600
MedQuist, Inc.+..................................      1,100        48,091
Renal Care Group, Inc.+..........................        950        24,552
Sunrise Assisted Living, Inc.+...................      2,200        76,587
Women First HealthCare, Inc.+....................      1,400        18,725
                                                               -----------
                                                                   287,299
                                                               -----------

MEDICAL SUPPLIES (1.7%)
CONMED Corp.+....................................      1,700        52,009
IDEXX Laboratories, Inc..........................      1,600        37,150
Kensey Nash Corp.+...............................      2,100        16,931
ResMed, Inc.+....................................        800        26,525
Xomed Surgical Products, Inc.+...................        400        19,375
                                                               -----------
                                                                   151,990
                                                               -----------

PHARMACEUTICALS (0.9%)
Ligand Pharmaceuticals, Inc., Class B+...........      5,700        62,878
U.S. Bioscience, Inc.+...........................      2,100        20,475
                                                               -----------
                                                                    83,353
                                                               -----------
  TOTAL HEALTHCARE...............................                  985,491
                                                               -----------

INDUSTRIAL PRODUCTS & SERVICES (8.8%)
BUILDING MATERIALS (0.7%)
Comfort Systems USA, Inc.+.......................      1,200        21,600
Elcor Corp. .....................................        500        21,844
Service Experts, Inc.+...........................      1,000        21,937
                                                               -----------
                                                                    65,381
                                                               -----------

CAPITAL GOODS (2.0%)
ABC Rail Products Corp.+.........................        500        10,203
Applied Power, Inc., Class A.....................      1,700        46,431
IDEX Corp.+......................................      2,050        67,394

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   -----------
CAPITAL GOODS (CONTINUED)
Milacron, Inc. ..................................      1,400   $    25,900
Shaw Group, Inc.+................................      1,900        30,162
                                                               -----------
                                                                   180,090
                                                               -----------
COMMERCIAL SERVICES (1.3%)
Central Parking Corp. ...........................      1,300        44,525
Newgen Results Corp.+............................        200         2,406
On Assignment, Inc.+.............................      1,400        36,488
Romac International, Inc.+.......................      1,500        13,266
Source Information Management Co.+...............      1,400        18,856
                                                               -----------
                                                                   115,541
                                                               -----------

DIVERSIFIED MANUFACTURING (0.8%)
Gentek, Inc.+....................................      3,400        47,175
Intermet Corp. ..................................      1,600        24,100
                                                               -----------
                                                                    71,275
                                                               -----------

MACHINERY (1.3%)
Manitowoc Co., Inc...............................        500        20,813
New Holland N.V.(i)..............................      2,200        37,675
Terex Corp.+.....................................      2,000        60,875
                                                               -----------
                                                                   119,363
                                                               -----------

MANUFACTURING (2.0%)
AptarGroup, Inc..................................        800        24,000
Herman Miller, Inc...............................        800        16,775
HON Industries, Inc..............................        300         8,756
JAKKS Pacific, Inc.+.............................        400        11,888
Mettler-Toledo International, Inc.+..............      2,200        54,588
MKS Instruments, Inc.+...........................      2,100        39,178
National R.V. Holdings, Inc.+....................      1,000        24,250
Rock of Ages Corp.+..............................        400         4,113
                                                               -----------
                                                                   183,548
                                                               -----------

PACKAGING & CONTAINERS (0.7%)
Gaylord Container Corp., Class A+................      2,300        18,256
Ivex Packaging Corp.+............................      1,900        41,800
                                                               -----------
                                                                    60,056
                                                               -----------
  TOTAL INDUSTRIAL PRODUCTS & SERVICES...........                  795,254
                                                               -----------
              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   -----------

TECHNOLOGY (19.2%)
AEROSPACE (1.1%)
Armor Holdings, Inc.+............................      1,400   $    14,613
L-3 Communications Holdings, Inc.+...............      1,700        82,131
                                                               -----------
                                                                    96,744
                                                               -----------

COMPUTER SOFTWARE (5.7%)
Acxiom Corp.+....................................      1,000        24,969
Aspect Development, Inc.+........................      1,700        31,397
Concord Communications, Inc.+....................      1,600        71,400
Concur Technologies, Inc.+.......................        600        16,950
Excalibur Technologies Corp.+....................      1,000        14,281
I2 Technologies, Inc.+...........................        800        34,450
Legato Systems, Inc.+............................        400        23,113
Macromedia, Inc.+................................        300        10,659
Mentor Graphics Corp.+...........................        900        11,503
MicroStrategy, Inc.+.............................      2,000        75,813
New Era of Networks, Inc.+.......................      1,200        52,688
SalesLogix Corp.+................................      1,000        14,938
Sanchez Computer Associates, Inc.+...............      1,400        48,388
Unify Corp.+.....................................      2,200        29,631
Wind River Systems, Inc.+........................      3,100        49,697
                                                               -----------
                                                                   509,877
                                                               -----------

COMPUTER SYSTEMS (1.2%)
Allaire Corp.+...................................        300        20,447
Brocade Communications Systems, Inc.+............        100         9,684
Equant NV-NY Registered Shares+..................        800        75,300
                                                               -----------
                                                                   105,431
                                                               -----------

INFORMATION PROCESSING (6.0%)
24 / 7 Media, Inc.+..............................        800        30,850
CAIS Internet, Inc.+.............................        200         3,681
CCC Information Services Group, Inc.+............      1,100        14,025
Computer Horizons Corp.+.........................      1,400        19,294
Covad Communications Group, Inc.+................        400        21,313
Digital Island, Inc..............................      1,200        21,525
Juniper Networks, Inc.+..........................        300        44,747
Mpath Interactive, Inc.+.........................      1,000        22,063
Multex.com, Inc.+................................        500        13,094
Net Perceptions, Inc.+...........................      1,000        21,875
NorthPoint Communications Group, Inc.+...........        200         7,288

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   -----------
INFORMATION PROCESSING (CONTINUED)
Pegasus Systems, Inc. ...........................        400   $    15,038
Profit Recovery Group International, Inc.+.......      1,500        70,922
Proxicom, Inc.+..................................        300         7,659
Rhythms NetConnections, Inc.+....................        400        23,375
Safeguard Scientifics, Inc.+.....................        100         6,200
TheStreet.com, Inc.+.............................        200         7,194
TMP Worldwide, Inc.+.............................        400        25,475
USWeb Corp.+.....................................      1,900        42,216
Viant Corp.+.....................................        200         6,963
Visual Networks, Inc.+...........................      1,300        41,559
WorldGate Communications, Inc.+..................      1,100        56,341
Xoom.com, Inc.+..................................        400        20,913
                                                               -----------
                                                                   543,610
                                                               -----------

SEMICONDUCTORS (4.9%)
Applied Micro Circuits Corp.+....................      1,600       132,900
Applied Science and Technology, Inc.+............        800        18,150
ATMI, Inc.+......................................      3,300        97,763
Exar Corp.+......................................      1,400        35,088
hi / fn, inc.+...................................        400        30,338
Kopin Corp.+.....................................        200         4,781
Lam Research Corp.+..............................        800        37,325
Maker Communications, Inc.+......................        300         9,263
PLX Technology, Inc.+............................        100         4,741
SDL, Inc.+.......................................      1,400        71,531
                                                               -----------
                                                                   441,880
                                                               -----------
TELECOMMUNICATIONS-EQUIPMENT (0.3%)
ANTEC Corp.+.....................................        900        28,772
                                                               -----------
  TOTAL TECHNOLOGY...............................                1,726,314
                                                               -----------
TELECOMMUNICATIONS (3.3%)
TELECOMMUNICATION SERVICES (3.3%)
Allegiance Telecom, Inc.+........................      1,400        76,956
American Mobile Satellite Corp.+.................      1,900        31,172
CapRock Communications Corp.+....................      1,200        48,563
Concentric Network Corp.+........................      1,700        67,522
Network Plus Corp.+..............................        300         4,800
NEXTLINK Communications, Inc., Class A+..........        800        59,475
SeaChange International, Inc.+...................        400         7,363
                                                               -----------
  TOTAL TELECOMMUNICATIONS.......................                  295,851
                                                               -----------
              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   -----------

TRANSPORTATION (2.2%)
AIRLINES (0.2%)
Alaska Air Group, Inc.+..........................        400   $    16,700
                                                               -----------

TRANSPORT & SERVICES (1.0%)
C.H. Robinson Worldwide, Inc.....................      2,000        73,250
Forward Air Corp.+...............................        500        14,047
                                                               -----------
                                                                    87,297
                                                               -----------

TRUCK & FREIGHT CARRIERS (1.0%)
American Freightways Corp.+......................        800        15,625
Werner Enterprises, Inc. ........................      3,575        74,181
                                                               -----------
                                                                    89,806
                                                               -----------
  TOTAL TRANSPORTATION...........................                  193,803
                                                               -----------

UTILITIES (3.1%)
ELECTRIC (0.8%)
Cleco Corp.+.....................................      2,300        69,863
                                                               -----------

NATURAL GAS (1.3%)
Atmos Energy Corp. ..............................      2,300        57,500
Public Service Company of North Carolina, Inc....        700        20,475
Wicor, Inc.......................................      1,300        36,319
                                                               -----------
                                                                   114,294
                                                               -----------

TELEPHONE (0.5%)
ITC DeltaCom, Inc.+..............................      1,500        41,953
                                                               -----------

WATER (0.5%)
E'Town Corp. ....................................      1,100        50,325
                                                               -----------
  TOTAL UTILITIES................................                  276,435
                                                               -----------
  TOTAL COMMON STOCKS (COST $7,660,148)..........                8,537,844
                                                               -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1999
--------------------------------------------------------------------------------

                                                   PRINCIPAL
              SECURITY DESCRIPTION                  AMOUNT        VALUE
-------------------------------------------------  ---------   -----------
SHORT-TERM INVESTMENTS (4.7%)
OTHER INVESTMENT COMPANIES (2.9%)
SSGA Money Market Fund 4.687%, due 07/01/99
  (y)............................................  $255,992    $   255,992
                                                               -----------

U.S. TREASURY OBLIGATIONS (1.8%)
Bills, 3.650%, due 07/15/99 (y)..................   165,000        164,736
                                                               -----------
  TOTAL SHORT-TERM INVESTMENTS
   (COST $420,728)...............................                  420,728
                                                               -----------
TOTAL INVESTMENTS (cost $8,080,876) (99.7%)......                8,958,572
OTHER ASSETS IN EXCESS OF LIABILITIES (0.3%).....                   26,150
                                                               -----------
NET ASSETS (100.0%).........................................   $ 8,984,722
                                                               -----------
                                                               -----------

------------------------------
Note: Based on the cost of investments of $8,136,836 for federal income tax purposes at June 30, 1999, the aggregate gross unrealized appreciation and depreciation was $1,240,485 and $418,749 respectively, resulting in net unrealized appreciation of $821,736.

+ Non-income producing security.

(i) Foreign security.

(y) Yield to maturity.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   ------------
COMMON STOCK (84.5%)
AUSTRALIA (2.1%)
Australia & New Zealand Banking Group Ltd.
  (Banking)(s)...................................       15,600   $    114,711
News Corp. Ltd. (Broadcasting & Publishing)(s)...       10,800         92,147
North Ltd. (Metals & Mining)(s)..................       44,900         90,944
                                                                 ------------
                                                                      297,802
                                                                 ------------

AUSTRIA (0.7%)
Bank Austria AG (Banking)(s).....................        1,800         94,671
                                                                 ------------
CANADA (0.6%)
Royal Bank of Canada (Banking)(s)................        1,850         81,247
                                                                 ------------

CHILE (0.5%)
Compania de Telecomunicaciones de Chile SA (Spon.
  ADR) (Telecommunication Services)(s)...........           63          1,559
Enersis SA (Spon. ADR)
  (Electric)(s)..................................        3,000         68,625
                                                                 ------------
                                                                       70,184
                                                                 ------------

DENMARK (0.7%)
Danisco A/S (Food, Beverages & Tobacco)(s).......        2,231        100,820
                                                                 ------------

FINLAND (2.0%)
Rautaruukki OYJ, K Shares (Metals & Mining)(s)...       18,500        111,991
Sampo Insurance Co. Ltd., A Shares
  (Insurance)(s).................................        2,000         57,958
Stora Enso OYJ, R Shares (Forest Products &
  Paper)(s)......................................       11,005        119,089
                                                                 ------------
                                                                      289,038
                                                                 ------------

FRANCE (10.8%)
Carrefour SA (Retail)(s).........................        1,000        146,956
Christian Dior SA (Retail)(s)....................          950        154,794
Compagnie de Saint Gobain SA (Building
  Materials)(s)..................................          320         50,986
Compagnie Financiere de Paribas (Financial
  Services)(s)...................................        1,625        182,161

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   ------------
FRANCE (CONTINUED)
Elf Aquitaine SA (Oil-Services)(s)...............        1,278   $    187,547
Groupe Danone (Food, Beverages & Tobacco)(s).....          490        126,331
Rhodia SA (Chemicals)(s).........................        6,894        130,816
Sanofi-Synthelabo SA (Pharmaceuticals)(s)+.......          966         40,994
Societe Generale, A shares (Banking)(s)..........        1,039        183,118
Total Fina SA (Oil-Services)(s)..................          450              0
Total Fina SA, B Shares (Oil-Services)(s)+.......        1,961        252,993
Vivendi (Utilities)(s)...........................        1,143         92,590
                                                                 ------------
                                                                    1,549,286
                                                                 ------------

GERMANY (7.0%)
Bayerische Hypo-Und Vereinsbank AG
  (Banking)(s)...................................        1,050         68,219
Hoechst AG (Holding
  Companies)(s)..................................        3,600        162,982
Merck KGaA (Pharmaceuticals)(s)..................        1,200         39,032
Muenchener Rueckversicherungs-Gesellschaft AG
  (Insurance)(s).................................          546        101,072
Muenchener Rueckversicherungs-Gesellschaft AG- New
  Shares (Insurance)(s)..........................          396         72,284
RWE AG (Utilities)(s)............................        3,760        174,065
Schering AG (Pharmaceuticals)(s).................        1,703        180,543
VEBA AG (Utilities)(s)...........................        3,510        206,327
                                                                 ------------
                                                                    1,004,524
                                                                 ------------

HONG KONG (3.7%)
Cheung Kong Holdings Ltd. (Real Estate)(s).......       14,000        124,507
Guoco Group Ltd. (Financial Services)(s).........       14,000         37,533
Hong Kong Electric Holdings Ltd. (Electric)(s)...       82,300        265,189
Wharf Holdings Ltd. (Real
  Estate)(s).....................................       35,000        109,169
                                                                 ------------
                                                                      536,398
                                                                 ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   ------------
INDIA (0.6%)
Industrial Credit & Investment Ltd. (Spon. GDR)
  (Financial
  Services)(s)...................................        1,200   $     12,450
Reliance Industries Ltd. (GDR) (Chemicals)(s)....        6,900         69,690
                                                                 ------------
                                                                       82,140
                                                                 ------------

ITALY (0.6%)
Bayerische Vita SPA (Insurance)(s)...............        3,000         13,056
Mediaset SpA (Broadcasting & Publishing)(s)......        8,000         71,117
                                                                 ------------
                                                                       84,173
                                                                 ------------

JAPAN (16.6%)
Asahi Breweries Ltd. (Food, Beverages &
  Tobacco)(s)....................................        4,000         49,770
DDI Corp.
  (Telecommunications)(s)........................           40        248,851
Fanuc Ltd. (Machinery)(s)........................        3,200        171,849
Fujitsu Ltd. (Computer Systems)(s)...............        9,000        181,062
Honda Motor Co. Ltd. (Automotive)(s).............        2,000         84,768
Ito - Yokado Co. Ltd. (Retail)(s)................        1,000         66,922
Mitsubishi Chemical Corp. (Chemicals)(s).........       47,000        162,703
Mitsubishi Corp. (Wholesale & International
  Trade)(s)......................................       24,000        162,596
Mitsui Trust & Banking Co. Ltd. (Banking)(s).....       37,000         58,999
Rohm Co. Ltd. (Electronics)(s)...................        1,000        156,565
Shohkoh Fund & Co. Ltd. (Financial
  Services)(s)...................................          140        100,400
Softbank Corp. (Computer Software)(s)............          600        121,501
Sony Corp. (Electronics)(s)......................        1,200        129,383
Sumitomo Bakelite Co. Ltd. (Chemicals)(s)........        2,000         15,400
Suzuki Motor Corp.
  (Automotive)(s)................................        4,000         63,617
Taiheiyo Cement Corp. (Building Materials)(s)....       33,000         94,608
Takeda Chemical Industries (Chemicals)(s)........        2,700        125,144
Tostem Corp. (Construction & Housing)(s).........        6,000        115,255
              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   ------------
JAPAN (CONTINUED)
West Japan Railway Co.
  (Railroads)(s).................................           21   $     80,505
Yamanouchi Pharmaceutical Co. Ltd.
  (Pharmaceuticals)(s)...........................        5,000        191,265
                                                                 ------------
                                                                    2,381,163
                                                                 ------------

MEXICO (1.5%)
Consorcio Ara SA (Construction & Housing)(s)+....       15,200         60,976
Grupo Televisa SA (Spon. GDR) (Broadcasting &
  Publishing)(s)+................................        3,300        147,881
                                                                 ------------
                                                                      208,857
                                                                 ------------

NETHERLANDS (7.4%)
ABN AMRO Holding NV (Banking)(s).................        5,690        123,227
Akzo Nobel NV (Chemicals)(s).....................        2,000         84,152
ING Groep NV (Financial
  Services)(s)...................................          900         48,728
Laurus NV (Retail)(s)............................        6,070        140,846
Philips Electronics NV
  (Electronics)(s)...............................        3,350        330,456
STMicroelectronics NV (Semiconductors)(s)........        2,600        173,213
Unilever NV (Food, Beverages & Tobacco)(s).......          285         19,207
Vedior NV (Business & Public Services)(s)........        2,500         42,540
Vendex NV (Retail)(s)............................        2,600         69,446
Wolters Kluwer NV (Broadcasting &
  Publishing)(s).................................          788         31,368
                                                                 ------------
                                                                    1,063,183
                                                                 ------------

NEW ZEALAND (0.3%)
Fletcher Challenge Paper Division Ltd. (Forest
  Products & Paper)(s)...........................       48,700         36,388
                                                                 ------------

NORWAY (1.1%)
Sparebanken NOR (Banking)(s).....................        4,260         79,548
Stolt - Nielsen SA (Spon. ADR)
  (Transportation)(s)............................        4,550         78,203
                                                                 ------------
                                                                      157,751
                                                                 ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   ------------
PAKISTAN (0.4%)
Pakistan Telecommunications Corp. (GDR)
  (Telecommunication Services)(s)+...............        1,590   $     57,240
                                                                 ------------
PHILIPPINES (0.5%)
First Philippine Holdings Corp., Class B (Multi -
  Industry)(s)...................................       61,500         69,503
                                                                 ------------
PORTUGAL (0.9%)
Banco Pinto & Sotto Mayor SA (Banking)(s)........        4,226         75,047
Portugal Telecom SA (Telecommunications)(s)+.....        1,500         61,026
                                                                 ------------
                                                                      136,073
                                                                 ------------

RUSSIA (0.6%)
Surgutneftegaz (Spon. ADR) (Oil-Production)(s)...       10,400         85,800
                                                                 ------------

SINGAPORE (0.9%)
Overseas Union Bank Ltd. (Banking)(s)............       25,900        124,748
                                                                 ------------

SOUTH AFRICA (1.7%)
Anglo American PLC (Metals & Mining)(s)+.........        1,300         60,752
AngloGold Ltd. (Metals & Mining)(s)..............        2,589        111,552
South African Breweries PLC (Food, Beverages &
  Tobacco)(s)....................................        8,400         72,943
                                                                 ------------
                                                                      245,247
                                                                 ------------

SOUTH KOREA (0.4%)
Housing & Commercial Bank, (GDR) (Banking)(s)....        2,013         62,604
                                                                 ------------

SPAIN (4.9%)
Acerinox SA (Metals & Mining)(s).................        2,126         62,157
Actividades de Construccion y Servicios SA
  (Construction & Housing)(s)....................        3,600        103,061
Iberdrola SA (Electric)(s).......................       18,900        287,883
              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   ------------
SPAIN (CONTINUED)
Indra Sistemas SA (Electronics)(s)...............        3,909   $     42,126
Telefonica SA (Telecommunications)(s)............        4,346        209,350
                                                                 ------------
                                                                      704,577
                                                                 ------------

SWEDEN (0.5%)
ABB Ltd. (Multi - Industry)(s)+..................          816         76,271
                                                                 ------------

SWITZERLAND (7.3%)
Barry Callebaut AG (Food, Beverages &
  Tobacco)(s)....................................          100         15,310
Geberit International AG (Construction &
  Housing)(s)+...................................          150         34,205
Nestle SA (Food, Beverages & Tobacco)(s).........           90        162,159
Roche Holding AG (Pharmaceuticals)(s)............           18        185,026
Schweizerische Rueckversicherungs-Gesellschaft
  (Insurance)(s).................................          103        196,116
Swisscom AG (Telecommunication Services)(s)......          550        206,968
UBS AG (Banking)(s)..............................          600        179,083
Zurich Allied AG (Insurance)(s)..................          110         62,550
                                                                 ------------
                                                                    1,041,417
                                                                 ------------

UNITED KINGDOM (9.7%)
Allied Zurich PLC (Insurance)(s).................       11,550        145,195
Cable & Wireless Communications PLC
  (Telecommunications)(s)........................       12,000        153,027
Glaxo Wellcome PLC (Pharmaceuticals)(s)..........        3,300         91,708
Hays PLC (Commercial Services)(s)................        2,100         22,145
Lloyds TSB Group PLC
  (Banking)(s)...................................        5,100         69,257
National Power PLC (Electric)(s).................        9,400         68,307
Norwich Union PLC (Insurance)(s).................       10,400         70,410
PIC International Group PLC (Food, Beverages &
  Tobacco)(s)+...................................       26,900         24,593
Railtrack Group PLC (Transportation)(s)..........        5,400        110,401
Royal & Sun Alliance Insurance Group PLC
  (Insurance)(s).................................       11,263        100,931
Select Appointments Holdings PLC (Business &
  Public Services)(s)+...........................        4,700         56,083

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   ------------
Shell Transport & Trading Co. (Oil-
  Services)(s)...................................       22,200   $    166,571
SmithKline Beecham PLC (Pharmaceuticals)(s)......        9,100        118,341
Tate & Lyle PLC (Food, Beverages & Tobacco)(s)...       19,100        118,924
Unilever PLC (Food, Beverages & Tobacco)(s)......        9,171         81,389
                                                                 ------------
                                                                    1,397,282
                                                                 ------------

VENEZUELA (0.5%)
Compania Anonima Nacional Telefonos de Venezuela
  (ADR) (Telecommunication Services)(s)..........        2,400         65,400
                                                                 ------------
  TOTAL COMMON STOCK (COST $11,049,567)..........                  12,103,787
                                                                 ------------
PREFERRED STOCK (3.0%)
AUSTRALIA (1.3%)
News Corp. Ltd. (Broadcasting & Publishing)(s)...       24,000        182,849
                                                                 ------------

BRAZIL (0.9%)
Tele Norte Leste Participacoes SA (ADR)
  (Telecommunication Services)(s)................        7,049        130,847
                                                                 ------------
GERMANY (0.8%)
GEA AG (Manufacturing)(s)........................        3,000         81,213
Volkswagen AG (Automotive)(s)....................          780         28,837
                                                                 ------------
                                                                      110,050
                                                                 ------------
  TOTAL PREFERRED STOCK (COST $373,697)..........                     423,746
                                                                 ------------
RIGHTS (0.0%)
PORTUGAL (0.0%)
Portugal Telecom SA (Telecommunications) (cost
  $0)............................................        1,500             16
                                                                 ------------

                                                      PRINCIPAL
              SECURITY DESCRIPTION                     AMOUNTl             VALUE
-------------------------------------------------  ----------------   ----------------
CONVERTIBLE BONDS (3.6%)
JAPAN (0.5%)
Softbank Corp., 0.50% due 03/29/02 (Computer
  Software)......................................     JPY 3,000,000   $         75,473
                                                                      ----------------

SINGAPORE (1.9%)
Finlayson Global, Zero Coupon due 02/19/04
  (Financial Services)...........................       EUR 120,000            214,092
Natsteel Electronics Ltd, 1.50% due 06/30/04
  (Electronics)..................................            50,000             51,625
                                                                      ----------------
                                                                               265,717
                                                                      ----------------

UNITED KINGDOM (0.7%)
Compass Group PLC, 5.75% due 10/05/07 (Food,
  Beverages & Tobacco)...........................        GBP 40,000            102,460
                                                                      ----------------

UNITED STATES (0.5%)
Bell Atlantic Financial Services, 4.25% due
  09/15/05 (Telephone)...........................            75,000             76,781
                                                                      ----------------
  TOTAL CONVERTIBLE
   BONDS (COST $420,460).........................                              520,431
                                                                      ----------------
SHORT-TERM INVESTMENTS (8.3%)
U.S. TREASURY OBLIGATIONS (0.7%)
Bills, 4.847% due 03/02/00 (y)...................           100,000             96,760
                                                                      ----------------

OTHER INVESTMENT COMPANIES (4.9%)
SSGA Money Market Fund, 4.687% due 07/01/99
  (y)............................................           710,972            710,972
                                                                      ----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1999
--------------------------------------------------------------------------------

                                                      PRINCIPAL
              SECURITY DESCRIPTION                     AMOUNTl             VALUE
-------------------------------------------------  ----------------   ----------------
TIME DEPOSITS--FOREIGN (2.7%)
State Street Bank Cayman Islands, 2.750% due
  07/01/99.......................................  $        384,000   $        384,000
                                                                      ----------------
  TOTAL SHORT-TERM INVESTMENTS (COST
   $1,191,732)...................................                            1,191,732
                                                                      ----------------
TOTAL INVESTMENTS (cost $13,035,456) (99.4%).....                           14,239,712
OTHER ASSETS IN EXCESS OF LIABILITIES (0.6%).....                               86,880
                                                                      ----------------
NET ASSETS (100.0%)................................................   $     14,326,592
                                                                      ----------------
                                                                      ----------------

------------------------------
Note: Based on the cost of investments of $13,058,251 for federal income tax purposes at June 30, 1999 the aggregate gross unrealized appreciation and depreciation was $1,691,243 and $509,782, respectively, resulting in net unrealized appreciation of $1,181,461.

+ - Non-income producing security.

l - Denominated in United States Dollar unless otherwise indicated.

(s) - Security is fully or partially segregated with custodian as collateral for futures contracts or with broker as initial margin for futures contracts. $4,403,428 of the market value has been segregated.

(y) - Yield to maturity.

ADR - American Depository Receipt.

EUR - Euro.

GBP - British Pound.

GDR - Global Depository Receipt.

JPY - Japanese Yen.

Spon. ADR - Sponsored ADR.

Spon. GDR - Sponsored GDR.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1999
--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION
                                                                                  PERCENT OF
                                                                                   PORTFOLIO
                                                                                  -----------
Banking.........................................................................       9.2%
Short Term Investments..........................................................       8.4%
Food, Beverage & Tobacco........................................................       6.1%
Pharmaceuticals.................................................................       5.9%
Insurance.......................................................................       5.8%
Electronics.....................................................................       5.0%
Telecommunications..............................................................       4.7%
Electric........................................................................       4.4%
Oil-Services....................................................................       4.3%
Financial Services..............................................................       4.2%
Chemicals.......................................................................       4.1%
Retail..........................................................................       4.1%
Utilities.......................................................................       3.8%
Broadcasting & Publishing.......................................................       3.7%
Telecommunication-Services......................................................       3.3%
Metals & Mining.................................................................       3.1%
Construction & Housing..........................................................       2.2%
Real Estate.....................................................................       1.6%
Computer Software...............................................................       1.4%
Transportation..................................................................       1.3%
Computer Systems................................................................       1.3%
Automotive......................................................................       1.2%
Semiconductors..................................................................       1.2%
Machinery.......................................................................       1.2%
Holding Companies...............................................................       1.1%
Wholesale & International Trade.................................................       1.1%
Forest Products & Paper.........................................................       1.1%
Multi-Industry..................................................................       1.0%
Building Materials..............................................................       1.0%
Business & Public Service.......................................................       0.7%
Oil-Production..................................................................       0.6%
Manufacturing...................................................................       0.6%
Railroads.......................................................................       0.6%
Telephone.......................................................................       0.5%
Commercial Services.............................................................       0.2%
                                                                                  -----------
                                                                                     100.0%
                                                                                  -----------
                                                                                  -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SERIES TRUST II
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

                                                   J.P. MORGAN                    J.P. MORGAN      J.P. MORGAN    J.P. MORGAN
                                                     TREASURY     J.P. MORGAN   U.S. DISCIPLINED      SMALL      INTERNATIONAL
                                                   MONEY MARKET      BOND            EQUITY          COMPANY     OPPORTUNITIES
                                                    PORTFOLIO      PORTFOLIO       PORTFOLIO        PORTFOLIO      PORTFOLIO
                                                   ------------   -----------   ----------------   -----------   -------------
ASSETS
Investments, at Cost                               $ 1,795,385    $48,063,887   $    31,179,597    $8,080,876    $ 13,035,456
Foreign Currency, at Cost                                   --             --                --            --         315,824
                                                   ------------   -----------   ----------------   -----------   -------------
                                                   ------------   -----------   ----------------   -----------   -------------
Investments, at Value                              $ 1,795,385    $47,225,761   $    33,555,915    $8,958,572    $ 14,239,712
Cash                                                        --             --               438            --              --
Foreign Currency, at Value                                  --             --                --            --         312,446
Receivable for Shares Sold                                  --         27,680            56,357        19,700         115,890
Receivable for Investments Sold                             --      1,552,352        12,197,403       135,061          80,831
Unrealized Appreciation of Forward Foreign
  Currency Contracts                                        --             --                --            --          76,998
Dividends Receivable                                        --             --            25,015         5,252          22,969
Receivable for Expense Reimbursement                     5,996             --             1,263        23,561          21,589
Foreign Tax Reclaim Receivable                              --             --                --            --          19,510
Interest Receivable                                        210        287,799             2,721           731           3,450
Prepaid Trustees' Fees                                     595         19,718             7,000            63           1,087
Deferred Organization Expenses                           1,002          1,002             1,002         1,002           1,002
Variation Margin Receivable                                 --             --            18,569            --              --
Prepaid Expenses and Other Assets                          437          6,524             3,147         1,106           2,618
                                                   ------------   -----------   ----------------   -----------   -------------
    Total Assets                                     1,803,625     49,120,836        45,868,830     9,145,048      14,898,102
                                                   ------------   -----------   ----------------   -----------   -------------
LIABILITIES
Payable for Investments Purchased                           --      8,879,425        16,186,498       107,543         460,624
Custody Fee Payable                                      1,594          7,917            15,946        16,283          39,568
Unrealized Depreciation of Forward Foreign
  Currency Contracts                                        --             --                --            --          24,362
Advisory Fee Payable                                       653          9,684             9,118         4,129           6,460
Payable for Shares Redeemed                                 10         43,686               247         1,563             229
Administration Fee Payable                                  24             64                48            --               9
Variation Margin Payable                                    --         18,125                --            --              --
Accrued Expenses                                        22,046         30,173            37,796        30,808          40,258
                                                   ------------   -----------   ----------------   -----------   -------------
    Total Liabilities                                   24,327      8,989,074        16,249,653       160,326         571,510
                                                   ------------   -----------   ----------------   -----------   -------------
NET ASSETS                                         $ 1,779,298    $40,131,762   $    29,619,177    $8,984,722    $ 14,326,592
                                                   ------------   -----------   ----------------   -----------   -------------
                                                   ------------   -----------   ----------------   -----------   -------------
Shares of Beneficial Interest Outstanding (no par
  value, unlimited shares authorized)                  191,046      3,540,847         1,661,662       714,269       1,225,670
                                                   ------------   -----------   ----------------   -----------   -------------
                                                   ------------   -----------   ----------------   -----------   -------------
Net Asset Value, Offering and Redemption Price
  per Share                                        $      9.31    $     11.33   $         17.83    $    12.58    $      11.69
                                                   ------------   -----------   ----------------   -----------   -------------
                                                   ------------   -----------   ----------------   -----------   -------------
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $ 1,742,459    $40,580,937   $    24,553,656    $8,149,148    $ 13,253,214
Undistributed Net Investment Income                     36,874        946,105            94,153         5,934          45,543
Accumulated (Distributions in Excess of) Net
  Realized Gain (Loss) on Investments, Futures
  and Foreign Currency Contracts and Transactions          (35)      (531,547)        2,564,106       (48,056)       (226,413)
Net Unrealized Appreciation (Depreciation) of
  Investments, Futures and Foreign Currency
  Contracts and Translations                                --       (863,733)        2,407,262       877,696       1,254,248
                                                   ------------   -----------   ----------------   -----------   -------------
    Net Assets                                     $ 1,779,298    $40,131,762   $    29,619,177    $8,984,722    $ 14,326,592
                                                   ------------   -----------   ----------------   -----------   -------------
                                                   ------------   -----------   ----------------   -----------   -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SERIES TRUST II
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 1999
--------------------------------------------------------------------------------

                                                   J.P. MORGAN                    J.P. MORGAN      J.P. MORGAN    J.P. MORGAN
                                                     TREASURY     J.P. MORGAN   U.S. DISCIPLINED      SMALL      INTERNATIONAL
                                                   MONEY MARKET      BOND            EQUITY          COMPANY     OPPORTUNITIES
                                                    PORTFOLIO      PORTFOLIO       PORTFOLIO        PORTFOLIO      PORTFOLIO
                                                   ------------   -----------   ----------------   -----------   -------------
INVESTMENT INCOME
Dividend Income                                    $        --    $       --    $       137,134    $   33,621    $    169,931
Interest Income                                         42,672     1,093,557             58,935        14,476          10,416
Less: Foreign Taxes Withheld                                --            --               (975)          (34)        (20,185)
                                                   ------------   -----------   ----------------   -----------   -------------
    Total Investment Income                             42,672     1,093,557            195,094        48,063         160,162
EXPENSES
Custodian Fees and Expenses                              2,619        25,369             20,985        44,562          53,307
Administrative Services Fee                                 --         7,556                 --            --              --
Advisory Fee                                             1,933        54,194             45,085        21,980          33,324
Professional Fees and Expenses                           8,340        14,133             16,585        13,723          17,389
Trustees' Fees and Expenses                              1,160        11,038              9,323         4,027           7,738
Transfer Agent Expense                                   8,019         8,128              8,253         8,052           8,092
Printing Expenses                                        7,572         8,785              8,942         8,481           8,797
Insurance Expense                                           99         1,156                545           184             515
Amortization of Organization Expense                       976           976                976           976             976
Registration Fees                                           --         1,517                 61            61             268
Administration Fee                                           8           163                101            33              50
Miscellaneous                                            1,011         2,469                190         1,637           1,832
                                                   ------------   -----------   ----------------   -----------   -------------
    Total Expenses                                      31,737       135,484            111,046       103,716         132,288
Less: Reimbursement of Expenses                        (25,939)           --            (10,105)      (61,587)        (65,640)
                                                   ------------   -----------   ----------------   -----------   -------------
NET EXPENSES                                             5,798       135,484            100,941        42,129          66,648
                                                   ------------   -----------   ----------------   -----------   -------------
NET INVESTMENT INCOME                                   36,874       958,073             94,153         5,934          93,514
NET REALIZED GAIN (LOSS) ON
  Investment Transactions                                  (19)     (574,967)         2,280,966       206,781         396,368
  Futures Contracts                                         --        44,755            350,465            --              --
  Foreign Currency Contracts and Transactions               --        11,965                 --            --          67,542
                                                   ------------   -----------   ----------------   -----------   -------------
    Net Realized Gain (Loss)                               (19)     (518,247)         2,631,431       206,781         463,910
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF
  Investments                                               --    (1,105,104)           481,928       340,256         709,660
  Futures Contracts                                         --       (38,481)           (32,626)           --              --
  Foreign Currency Contracts and Translations               --       (11,239)                --            --          44,451
                                                   ------------   -----------   ----------------   -----------   -------------
    Net Change in Unrealized Appreciation
      (Depreciation)                                        --    (1,154,824)           449,302       340,256         754,111
                                                   ------------   -----------   ----------------   -----------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                  $    36,855    $ (714,998)   $     3,174,886    $  552,971    $  1,311,535
                                                   ------------   -----------   ----------------   -----------   -------------
                                                   ------------   -----------   ----------------   -----------   -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

                 (This page has been left blank intentionally.)

J.P. MORGAN SERIES TRUST II
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    J.P. MORGAN                        J.P. MORGAN
                                               TREASURY MONEY MARKET                       BOND
                                                     PORTFOLIO                          PORTFOLIO
                                          --------------------------------   --------------------------------
                                          FOR THE SIX                        FOR THE SIX
                                          MONTHS ENDED                       MONTHS ENDED
                                            JUNE 30,      FOR THE FISCAL       JUNE 30,      FOR THE FISCAL
                                              1999          YEAR ENDED           1999          YEAR ENDED
                                          (UNAUDITED)    DECEMBER 31, 1998   (UNAUDITED)    DECEMBER 31, 1998
                                          ------------   -----------------   ------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net Investment Income                     $    36,874    $         75,073    $   958,073    $      1,189,503
Net Realized Gain (Loss) on Investments,
  Futures and Foreign Currency Contracts
  and Transactions                                (19)                (16)      (518,247)            386,889
Net Change in Unrealized Appreciation
  (Depreciation) of Investments, Futures
  and Foreign Currency Contracts and
  Translations                                     --                   8     (1,154,824)             92,828
                                          ------------   -----------------   ------------   -----------------
    Net Increase (Decrease) in Net
      Assets Resulting from Operations         36,855              75,065       (714,998)          1,669,220
                                          ------------   -----------------   ------------   -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                         (11,946)           (290,681)      (241,081)           (978,066)
Net Realized Gain                                  --                  --       (137,587)           (313,174)
In Excess of Net Realized Gain                     --                  --             --                  --
                                          ------------   -----------------   ------------   -----------------
    Total Distributions to Shareholders       (11,946)           (290,681)      (378,668)         (1,291,240)
                                          ------------   -----------------   ------------   -----------------
TRANSACTIONS IN SHARES OF BENEFICIAL
  INTEREST
Proceeds from Shares Sold                      67,621             414,157     10,452,104          24,436,288
Reinvestment of Dividends and
  Distributions                                11,946             290,677        378,683           1,291,238
Cost of Shares Redeemed                      (416,893)            (14,738)    (2,146,815)         (9,463,175)
                                          ------------   -----------------   ------------   -----------------
    Net Increase (Decrease) from
      Shareholder Transactions               (337,326)            690,096      8,683,972          16,264,351
                                          ------------   -----------------   ------------   -----------------
    Total Increase (Decrease) in Net
      Assets                                 (312,417)            474,480      7,590,306          16,642,331
NET ASSETS
Beginning of Period                         2,091,715           1,617,235     32,541,456          15,899,125
                                          ------------   -----------------   ------------   -----------------
End of Period                             $ 1,779,298    $      2,091,715    $40,131,762    $     32,541,456
                                          ------------   -----------------   ------------   -----------------
                                          ------------   -----------------   ------------   -----------------
Undistributed Net Investment Income       $    36,874    $         11,946    $   946,105    $        229,113
                                          ------------   -----------------   ------------   -----------------
                                          ------------   -----------------   ------------   -----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------

                                                                                                                J.P. MORGAN
                                                    J.P. MORGAN                        J.P. MORGAN              INTERNATIONAL
                                              U.S. DISCIPLINED EQUITY                 SMALL COMPANY             OPPORTUNITIES
                                                     PORTFOLIO                          PORTFOLIO                PORTFOLIO
                                          --------------------------------   --------------------------------   ------------
                                          FOR THE SIX                        FOR THE SIX                        FOR THE SIX
                                          MONTHS ENDED                       MONTHS ENDED                       MONTHS ENDED
                                            JUNE 30,      FOR THE FISCAL       JUNE 30,      FOR THE FISCAL       JUNE 30,
                                              1999          YEAR ENDED           1999          YEAR ENDED           1999
                                          (UNAUDITED)    DECEMBER 31, 1998   (UNAUDITED)    DECEMBER 31, 1998   (UNAUDITED)
                                          ------------   -----------------   ------------   -----------------   ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net Investment Income                     $    94,153    $        102,632    $     5,934    $         15,957    $    93,514
Net Realized Gain (Loss) on Investments,
  Futures and Foreign Currency Contracts
  and Transactions                          2,631,431           1,738,097        206,781             (85,540)       463,910
Net Change in Unrealized Appreciation
  (Depreciation) of Investments, Futures
  and Foreign Currency Contracts and
  Translations                                449,302             987,041        340,256            (288,812)       754,111
                                          ------------   -----------------   ------------   -----------------   ------------
    Net Increase (Decrease) in Net
      Assets Resulting from Operations      3,174,886           2,827,770        552,971            (358,395)     1,311,535
                                          ------------   -----------------   ------------   -----------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                         (13,606)            (89,495)        (4,416)             (9,395)       (46,803)
Net Realized Gain                            (258,185)         (1,645,803)        (2,168)            (74,714)            --
In Excess of Net Realized Gain                     --                  --             --            (167,917)            --
                                          ------------   -----------------   ------------   -----------------   ------------
    Total Distributions to Shareholders      (271,791)         (1,735,298)        (6,584)           (252,026)       (46,803)
                                          ------------   -----------------   ------------   -----------------   ------------
TRANSACTIONS IN SHARES OF BENEFICIAL
  INTEREST
Proceeds from Shares Sold                   9,112,060           8,311,939      2,651,741           3,344,904      7,879,655
Reinvestment of Dividends and
  Distributions                               271,795           1,735,296          6,584             252,063         46,803
Cost of Shares Redeemed                    (1,178,661)         (1,521,131)    (1,050,844)         (1,351,537)    (4,652,208)
                                          ------------   -----------------   ------------   -----------------   ------------
    Net Increase (Decrease) from
      Shareholder Transactions              8,205,194           8,526,104      1,607,481           2,245,430      3,274,250
                                          ------------   -----------------   ------------   -----------------   ------------
    Total Increase (Decrease) in Net
      Assets                               11,108,289           9,618,576      2,153,868           1,635,009      4,538,982
NET ASSETS
Beginning of Period                        18,510,888           8,892,312      6,830,854           5,195,845      9,787,610
                                          ------------   -----------------   ------------   -----------------   ------------
End of Period                             $29,619,177    $     18,510,888    $ 8,984,722    $      6,830,854    $14,326,592
                                          ------------   -----------------   ------------   -----------------   ------------
                                          ------------   -----------------   ------------   -----------------   ------------
Undistributed Net Investment Income       $    94,153    $         13,606    $     5,934    $          4,416    $    45,543
                                          ------------   -----------------   ------------   -----------------   ------------
                                          ------------   -----------------   ------------   -----------------   ------------


                                           FOR THE FISCAL
                                             YEAR ENDED
                                          DECEMBER 31, 1998
                                          -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net Investment Income                     $         37,242
Net Realized Gain (Loss) on Investments,
  Futures and Foreign Currency Contracts
  and Transactions                                (122,891)
Net Change in Unrealized Appreciation
  (Depreciation) of Investments, Futures
  and Foreign Currency Contracts and
  Translations                                     297,042
                                          -----------------
    Net Increase (Decrease) in Net
      Assets Resulting from Operations             211,393
                                          -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                             (115,445)
Net Realized Gain                                 (318,085)
In Excess of Net Realized Gain                          --
                                          -----------------
    Total Distributions to Shareholders           (433,530)
                                          -----------------
TRANSACTIONS IN SHARES OF BENEFICIAL
  INTEREST
Proceeds from Shares Sold                        4,229,642
Reinvestment of Dividends and
  Distributions                                    433,529
Cost of Shares Redeemed                         (1,433,325)
                                          -----------------
    Net Increase (Decrease) from
      Shareholder Transactions                   3,229,846
                                          -----------------
    Total Increase (Decrease) in Net
      Assets                                     3,007,709
NET ASSETS
Beginning of Period                              6,779,901
                                          -----------------
End of Period                             $      9,787,610
                                          -----------------
                                          -----------------
Undistributed Net Investment Income                     --
                                          -----------------
                                          -----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SERIES TRUST II
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                             J.P. MORGAN
                                                                   TREASURY MONEY MARKET PORTFOLIO
                                            ------------------------------------------------------------------------------
                                              FOR THE
                                            SIX MONTHS                                                   FOR THE PERIOD
                                               ENDED                    FOR THE FISCAL                   JANUARY 3, 1995
                                             JUNE 30,              YEAR ENDED DECEMBER 31,              (COMMENCEMENT OF
                                               1999         --------------------------------------     OPERATIONS) THROUGH
                                            (UNAUDITED)        1998           1997          1996        DECEMBER 31, 1995
                                            -----------     ----------     -----------     -------     -------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $ 9.20          $    10.56     $     10.09     $ 10.06     $         10.00
                                            -----------     ----------     -----------     -------     -------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                         0.17(d)             0.41(d)         0.51(d)     0.44                0.45
Net Realized and Unrealized Gain (Loss)
  on Investments                              0.00(a)(d)          0.00(a)(d)       (0.04)(d)    0.03              0.06
                                            -----------     ----------     -----------     -------     -------------------
Total from Investment Operations              0.17                0.41            0.47        0.47                0.51
                                            -----------     ----------     -----------     -------     -------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                        (0.06)              (1.77)          (0.00)(a)   (0.44)              (0.45)
Net Realized Gain                               --                  --           (0.00)(a)      --                  --
                                            -----------     ----------     -----------     -------     -------------------
Total Distributions to Shareholders          (0.06)              (1.77)          (0.00)(a)   (0.44)              (0.45)
                                            -----------     ----------     -----------     -------     -------------------
NET ASSET VALUE, END OF PERIOD              $ 9.31          $     9.20     $     10.56     $ 10.09     $         10.06
                                            -----------     ----------     -----------     -------     -------------------
                                            -----------     ----------     -----------     -------     -------------------
RATIOS AND SUPPLEMENTAL DATA
Total Return                                  1.88%(b)            4.28%           4.69%       4.69%               5.09%(b)
Net Assets, End of Period (in thousands)    $1,779          $    2,092     $     1,617     $ 1,387     $         1,273
Ratios to Average Net Assets
  Net Expenses                                0.60%(c)            0.60%           0.60%       0.60%               0.60%(c)
  Net Investment Income                       3.82%(c)            4.20%           7.23%       4.56%               4.95%(c)
  Expenses without Reimbursement              3.28%(c)            4.13%           1.35%       2.02%               2.77%(c)

------------------------
(a) Less than $0.01.

(b) Not annualized.

(c) Annualized.

(d) Based on Average Daily Shares Outstanding.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SERIES TRUST II
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                             J.P. MORGAN
                                                                            BOND PORTFOLIO
                                           --------------------------------------------------------------------------------
                                                                          FOR THE FISCAL                  FOR THE PERIOD
                                               FOR THE                      YEAR ENDED                    JANUARY 3, 1995
                                           SIX MONTHS ENDED                DECEMBER 31,                  (COMMENCEMENT OF
                                            JUNE 30, 1999       -----------------------------------     OPERATIONS) THROUGH
                                             (UNAUDITED)          1998          1997         1996        DECEMBER 31, 1995
                                           ----------------     ---------     ---------     -------     -------------------
NET ASSET VALUE, BEGINNING OF PERIOD       $      11.67         $   11.29     $   10.65     $ 10.91     $         10.00
                                           ----------------     ---------     ---------     -------     -------------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                              0.26              0.45          0.68(d)     0.47                0.58
Net Realized and Unrealized Gain (Loss)
  on Investments, Futures and Foreign
  Currency Transactions                           (0.48)             0.45          0.31(d)    (0.25)               1.11
                                           ----------------     ---------     ---------     -------     -------------------
Total from Investment Operations                  (0.22)             0.90          0.99        0.22                1.69
                                           ----------------     ---------     ---------     -------     -------------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                             (0.08)            (0.39)        (0.27)      (0.47)              (0.58)
Net Realized Gain                                 (0.04)            (0.13)        (0.08)      (0.01)              (0.20)
                                           ----------------     ---------     ---------     -------     -------------------
Total Distributions to Shareholders               (0.12)            (0.52)        (0.35)      (0.48)              (0.78)
                                           ----------------     ---------     ---------     -------     -------------------

NET ASSET VALUE, END OF PERIOD             $      11.33         $   11.67     $   11.29     $ 10.65     $         10.91
                                           ----------------     ---------     ---------     -------     -------------------
                                           ----------------     ---------     ---------     -------     -------------------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                      (1.92)%(b)         8.01%         9.38%       2.09%              16.85%(b)
Net Assets, End of Period (in thousands)   $     40,132         $  32,541     $  15,899     $ 2,782     $         1,417
Ratios to Average Net Assets
  Net Expenses                                     0.75%(c)          0.75%         0.75%       0.75%               0.75%(c)
  Net Investment Income                            5.30%(c)          5.39%         6.20%       5.91%               6.00%(c)
  Expenses without Reimbursement                   0.75%(c)          1.02%         1.91%       2.18%               2.90%(c)
Portfolio Turnover                                  211%              179%          184%        198%                239%

------------------------
(b) Not annualized.

(c) Annualized.

(d) Based on Average Daily Shares Outstanding.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SERIES TRUST II
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                          J.P. MORGAN
                                                                       U.S. DISCIPLINED
                                                                       EQUITY PORTFOLIO
                                           -------------------------------------------------------------------------
                                                                        FOR THE FISCAL             FOR THE PERIOD
                                               FOR THE                    YEAR ENDED               JANUARY 3, 1995
                                           SIX MONTHS ENDED              DECEMBER 31,             (COMMENCEMENT OF
                                            JUNE 30, 1999       ------------------------------   OPERATIONS) THROUGH
                                             (UNAUDITED)          1998       1997       1996      DECEMBER 31, 1995
                                           ----------------     --------   --------   --------   -------------------
NET ASSET VALUE, BEGINNING OF PERIOD       $      15.84         $  14.33   $  13.68   $  12.63   $         10.00
                                           ----------------     --------   --------   --------   -------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                              0.05             0.10       0.11       0.20              0.12
Net Realized and Unrealized Gain (Loss)
  on Investments, Futures and Foreign
  Currency Transactions                            2.13             3.15       3.51       2.44              3.26
                                           ----------------     --------   --------   --------   -------------------
Total from Investment Operations                   2.18             3.25       3.62       2.64              3.38
                                           ----------------     --------   --------   --------   -------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                             (0.01)           (0.09)     (0.11)     (0.20)            (0.12)
Net Realized Gain                                 (0.18)           (1.65)     (2.86)     (1.39)            (0.63)
                                           ----------------     --------   --------   --------   -------------------
Total Distributions to Shareholders               (0.19)           (1.74)     (2.97)     (1.59)            (0.75)
                                           ----------------     --------   --------   --------   -------------------
NET ASSET VALUE, END OF PERIOD             $      17.83         $  15.84   $  14.33   $  13.68   $         12.63
                                           ----------------     --------   --------   --------   -------------------
                                           ----------------     --------   --------   --------   -------------------
RATIOS AND SUPPLEMENTAL DATA
Total Return                                      13.84%(b)        23.28%     27.50%     21.14%            33.91%(b)
Net Assets, End of Period (in thousands)   $     29,619         $ 18,511   $  8,892   $  5,339   $         4,144
Ratios to Average Net Assets
  Net Expenses                                     0.90%(c)         0.90%      0.90%      0.90%             0.90%(c)
  Net Investment Income                            0.84%(c)         0.81%      0.75%      1.49%             1.48%(c)
  Expenses without Reimbursement                   0.99%(c)         1.48%      2.31%      2.13%             2.70%(c)
Portfolio Turnover                                   90%              82%       119%        90%               66%

------------------------
(b) Not annualized

(c) Annualized

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SERIES TRUST II
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                          J.P. MORGAN
                                                                    SMALL COMPANY PORTFOLIO
                                           -------------------------------------------------------------------------
                                                                        FOR THE FISCAL             FOR THE PERIOD
                                               FOR THE                    YEAR ENDED               JANUARY 3, 1995
                                           SIX MONTHS ENDED              DECEMBER 31,             (COMMENCEMENT OF
                                            JUNE 30, 1999       ------------------------------   OPERATIONS) THROUGH
                                             (UNAUDITED)          1998       1997       1996      DECEMBER 31, 1995
                                           ----------------     --------   --------   --------   -------------------
NET ASSET VALUE, BEGINNING OF PERIOD       $      11.86         $  13.09   $  12.53   $  11.83   $         10.00
                                           ----------------     --------   --------   --------   -------------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                              0.01             0.03       0.04       0.06              0.11
Net Realized and Unrealized Gain (Loss)
  on Investments                                   0.72            (0.74)      2.53       2.43              3.18
                                           ----------------     --------   --------   --------   -------------------
Total from Investment Operations                   0.73            (0.71)      2.57       2.49              3.29
                                           ----------------     --------   --------   --------   -------------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                             (0.01)           (0.02)     (0.04)     (0.06)            (0.11)
Net Realized Gain                                 (0.00)(a)        (0.15)     (1.97)     (1.73)            (1.35)
In Excess of Net Realized Gain                       --            (0.35)        --         --                --
                                           ----------------     --------   --------   --------   -------------------
Total Distributions to Shareholders               (0.01)           (0.52)     (2.01)     (1.79)            (1.46)
                                           ----------------     --------   --------   --------   -------------------

NET ASSET VALUE, END OF PERIOD             $      12.58         $  11.86   $  13.09   $  12.53   $         11.83
                                           ----------------     --------   --------   --------   -------------------
                                           ----------------     --------   --------   --------   -------------------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                       6.16%(b)        (5.51)%    22.50%     21.74%            32.91%(b)
Net Assets, End of Period (in thousands)   $      8,985         $  6,831   $  5,196   $  3,867   $         2,536
Ratios to Average Net Assets
  Net Expenses                                     1.15%(c)         1.15%      1.15%      1.15%             1.15%(c)
  Net Investment Income                            0.16%(c)         0.28%      0.28%      0.54%             0.99%(c)
  Expenses without Reimbursement                   2.83%(c)         3.43%      3.81%      2.69%             3.22%(c)
Portfolio Turnover                                   68%              67%        85%       144%              100%

------------------------
(a) Less than $0.01.

(b) Not annualized

(c) Annualized

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SERIES TRUST II
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                          J.P. MORGAN
                                                             INTERNATIONAL OPPORTUNITIES PORTFOLIO
                                           -------------------------------------------------------------------------
                                                                        FOR THE FISCAL             FOR THE PERIOD
                                               FOR THE                    YEAR ENDED               JANUARY 3, 1995
                                           SIX MONTHS ENDED              DECEMBER 31,             (COMMENCEMENT OF
                                            JUNE 30, 1999       ------------------------------   OPERATIONS) THROUGH
                                             (UNAUDITED)          1998       1997       1996      DECEMBER 31, 1995
                                           ----------------     --------   --------   --------   -------------------
NET ASSET VALUE, BEGINNING OF PERIOD       $      10.52         $  10.60   $  11.73   $  10.86   $         10.00
                                           ----------------     --------   --------   --------   -------------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                              0.08             0.14       0.15       0.20              0.15
Net Realized and Unrealized Gain on
  Investments and Foreign Currency
  Transactions                                     1.13             0.40       0.44       1.23              1.08
                                           ----------------     --------   --------   --------   -------------------
Total from Investment Operations                   1.21             0.54       0.59       1.43              1.23
                                           ----------------     --------   --------   --------   -------------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                             (0.04)           (0.16)     (0.41)     (0.09)            (0.09)
Net Realized Gain                                    --               --      (1.31)     (0.47)            (0.18)
In Excess of Net Realized Gain                       --            (0.46)        --         --                --
Return of Capital                                    --               --         --         --             (0.10)
                                           ----------------     --------   --------   --------   -------------------
Total Distributions to Shareholders               (0.04)           (0.62)     (1.72)     (0.56)            (0.37)
                                           ----------------     --------   --------   --------   -------------------

NET ASSET VALUE, END OF PERIOD             $      11.69         $  10.52   $  10.60   $  11.73   $         10.86
                                           ----------------     --------   --------   --------   -------------------
                                           ----------------     --------   --------   --------   -------------------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                      11.57%(b)         4.73%      5.43%     13.12%            12.38%(b)
Net Assets, End of Period (in thousands)   $     14,327         $  9,788   $  6,780   $  6,250   $         3,922
Ratios to Average Net Assets
  Net Expenses                                     1.20%(c)         1.20%      1.20%      1.20%             1.20%(c)
  Net Investment Income                            1.68%(c)         0.44%      0.88%      1.25%             1.06%(c)
  Expenses without Reimbursement                   2.38%(c)         3.26%      4.25%      3.18%             3.16%(c)
Portfolio Turnover                                   34%             127%       149%        71%               68%

------------------------
(b) Not annualized

(c) Annualized

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SERIES TRUST II
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan Series Trust II (the "trust") is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. The trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies. The trust is composed of five separate portfolios (each, a "portfolio" and collectively, the "portfolios") which operate as distinct investment vehicles. The names and investment objectives of the portfolios are as follows: J.P. Morgan Treasury Money Market Portfolio seeks to provide current income, maintain a high level of liquidity and preserve capital; J.P. Morgan Bond Portfolio seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity; J.P. Morgan U.S. Disciplined Equity Portfolio (Prior to July 1, 1999, the portfolio's name was J.P. Morgan Equity Portfolio) seeks to provide a high total return from a portfolio of selected equity securities; J.P. Morgan Small Company Portfolio seeks to provide a high total return from a portfolio of small company stocks; J.P. Morgan International Opportunities Portfolio seeks to provide a high total return from a portfolio of equity securities of foreign companies.

J.P. Morgan Bond Portfolio and J.P. Morgan International Opportunities Portfolio may have elements of risk not typically associated with investments in the United States due to concentrated investments in a limited number of countries or regions which may vary throughout the year. Such concentrations may subject these portfolios to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency restrictions affecting such countries or regions which could cause the securities and their markets to be less liquid and prices more volatile than those comparable to the United States. The ability of issuers of debt, asset-backed and mortgage securities held by the J.P. Morgan Bond Portfolio to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of asset-backed and mortgage securities can be significantly affected by changes in interest rates or rapid principal payments including pre-payments.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolios:

    a) The portfolios value securities that are listed on an exchange using prices supplied daily by an independent pricing service that are based on the last traded price on a national securities exchange or, in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange, if such exchange or market constitutes the broadest and most representative market for the security. Securities listed on a foreign exchange are valued at the last traded price or, in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange available before the time when net assets are valued. Independent pricing service procedures may also include the use of prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market provided by a principal market maker or dealer. If prices are not supplied by the portfolios' independent pricing service or

J.P. MORGAN SERIES TRUST II
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1999
--------------------------------------------------------------------------------

       principal market maker or dealer, such securities are priced using fair values in accordance with procedures established by the portfolios' trustees. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method.

       Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the portfolios' net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the portfolios' trustees.

    b) The books and records of the portfolios are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and foreign currency contracts used by certain portfolios are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. Translation gains and losses resulting from changes in exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations. Although the net assets of the portfolios are presented at the exchange rates and market values prevailing at the end of the period, the portfolios do not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

    c) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount becomes known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of first in first out.

    d) Distributions to shareholders of net investment income and net realized capital gains, if any, are declared and paid semi-annually.

    e) Each portfolio incurred organization expenses in the amount of $9,834. These costs were deferred and are being amortized on a straight-line basis over a five-year period from the commencement of operations.

    f) Expenses incurred by the trust with respect to any two or more portfolios in the trust are allocated in proportion to the net assets of each portfolio in the trust, except where allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

    g) Certain portfolios may enter into forward and spot foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates and to enhance returns. A forward currency contract is an agreement to buy or sell currencies of different countries on

J.P. MORGAN SERIES TRUST II
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1999
--------------------------------------------------------------------------------

       a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

       The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily at the current foreign exchange rates, and the change in the market value is recorded by the portfolio as unrealized appreciation or depreciation of forward foreign currency contract translations.

    h) Futures -- A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the portfolio enters into the contract. Upon entering into such a contract, the portfolio is required to pledge to the broker an amount of cash and/or liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the portfolio agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the portfolio as unrealized gains or losses. When the contract is closed, the portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The portfolio invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities the portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

    i) Each portfolio intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, (the "code") applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary. Each portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the code. The J.P. Morgan Bond Portfolio and the J.P Morgan International Opportunities Portfolio may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income and/or capital gains are earned.

    j) For federal income tax purposes, the J.P. Morgan Treasury Money Market Portfolio and the J.P. Morgan International Opportunities Portfolio had capital loss carryforwards of $16 and $523,955, respectively, which will expire in the year 2006. To the extent that these capital losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

2. TRANSACTIONS WITH AFFILIATES

    a) The trust, on behalf of each portfolio, has an Investment Advisory Agreement with J.P. Morgan Investment Management Inc. ("Morgan"), an affiliate of Morgan Guaranty Trust Company of New

J.P. MORGAN SERIES TRUST II
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1999
--------------------------------------------------------------------------------

       York ("Morgan Guaranty") and a wholly owned subsidiary of J.P. Morgan & Co. Incorporated. Under the terms of the agreement, Morgan is paid a fee for its services, computed daily and paid monthly, at an annual rate of:
       0.20% of the average daily net assets of J.P. Morgan Treasury Money Market Portfolio; 0.30% of the average daily net assets of J.P. Morgan Bond Portfolio; 0.40% of the average daily net assets of J.P. Morgan U.S. Disciplined Equity Portfolio; 0.60% of the average daily net assets of J.P. Morgan Small Company Portfolio and 0.60% of the average daily net assets of J.P. Morgan International Opportunities Portfolio. For the six months ended June 30, 1999, Morgan's fee for these services amounted to:
       $1,933 for J.P. Morgan Treasury Money Market Portfolio, $54,194 for J.P. Morgan Bond Portfolio, $45,085 for J.P. Morgan U.S. Disciplined Equity Portfolio, $21,980 for J.P. Morgan Small Company Portfolio and $33,324 for J.P. Morgan International Opportunities Portfolio.

    b) The trust, on behalf of each portfolio, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for each portfolio. Under a Co-Administration Agreement between FDI and the trust on behalf of each portfolio, FDI provides administrative services necessary for the operations of each portfolio, furnishes office space and facilities required for conducting the business of each portfolio and pays the compensation of the portfolios' officers affiliated with FDI. Each portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to each portfolio is based on the ratio of the portfolio's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the six months ended June 30, 1999, the fee for these services amounted to: $8 for J.P. Morgan Treasury Money Market Portfolio, $163 for J.P. Morgan Bond Portfolio, $101 for J.P. Morgan U.S. Disciplined Equity Portfolio, $33 for J.P. Morgan Small Company Portfolio and $50 for J.P. Morgan International Opportunities Portfolio.

    c) The trust, on behalf of each portfolio, has an Administrative Services Agreement (the "Services Agreement") with Morgan Guaranty, under which Morgan Guaranty is responsible for certain aspects of the administration and operation of each portfolio. Under the Services Agreement, each portfolio has agreed to pay Morgan Guaranty a fee based on the percentages described below. If total expenses of each portfolio, excluding the advisory fees, exceed the expense limits of: 0.40% of the average daily net assets of J.P. Morgan Treasury Money Market Portfolio, 0.45% of the average daily net assets of J.P. Morgan Bond Portfolio, 0.50% of the average daily net assets of J.P. Morgan U.S. Disciplined Equity Portfolio, 0.55% of the average daily net assets of J.P. Morgan Small Company Portfolio and 0.60% of the average daily net assets of J.P. Morgan International Opportunities Portfolio, Morgan Guaranty will reimburse each portfolio for the excess expense amount and receive no fee. Should such expenses be less than the expense limits, Morgan Guaranty's fee would be limited to the difference between such expenses and the fees calculated under the Services Agreement. For the six months ended June 30, 1999, the fee for these services amounted to $7,556 for the J.P. Morgan Bond Portfolio and Morgan Guaranty has agreed to reimburse the portfolios for expenses under this agreement as follows:
       $25,939 for J.P. Morgan Treasury Money Market Portfolio, $10,105 for J.P. Morgan U.S. Disciplined Equity Portfolio, $61,587 for J.P. Morgan Small Company Portfolio and $65,640 for J.P. Morgan International Opportunities Portfolio.

J.P. MORGAN SERIES TRUST II
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1999
--------------------------------------------------------------------------------

    d) An aggregate annual fee of $20,000 is paid to each trustee for serving as a trustee of the trust. The Trustees' Fees and Expenses shown in the financial statements represent the portfolios' allocated portion of the total fees and expenses.

3. SHAREHOLDER TRANSACTIONS

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares. Transactions in shares of beneficial interest of each portfolio were as follows:

                                                   FOR THE SIX
                                                   MONTHS ENDED
                                                     JUNE 30,      FOR THE FISCAL
                                                       1999          YEAR ENDED
                                                   (UNAUDITED)    DECEMBER 31, 1998
                                                   ------------   -----------------

J.P. MORGAN TREASURY MONEY MARKET PORTFOLIO
Shares sold......................................        7,287              44,162
Reinvestment of dividends........................        1,291              31,530
Shares redeemed..................................      (44,877)             (1,563)
                                                   ------------   -----------------
Net Increase (Decrease)..........................      (36,299)             74,129
                                                   ------------   -----------------
                                                   ------------   -----------------

                                                   FOR THE SIX
                                                   MONTHS ENDED
                                                     JUNE 30,      FOR THE FISCAL
                                                       1999          YEAR ENDED
                                                   (UNAUDITED)    DECEMBER 31, 1998
                                                   ------------   -----------------

J.P. MORGAN BOND PORTFOLIO
Shares sold......................................      905,223           2,080,565
Reinvestment of dividends and distributions......       32,701             110,506
Shares redeemed..................................     (186,381)           (810,528)
                                                   ------------   -----------------
Net Increase.....................................      751,543           1,380,543
                                                   ------------   -----------------
                                                   ------------   -----------------

                                                   FOR THE SIX
                                                   MONTHS ENDED
                                                     JUNE 30,      FOR THE FISCAL
                                                       1999          YEAR ENDED
                                                   (UNAUDITED)    DECEMBER 31, 1998
                                                   ------------   -----------------

J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO
Shares sold......................................      549,431             532,283
Reinvestment of dividends and distributions......       15,894             114,071
Shares redeemed..................................      (72,176)            (98,193)
                                                   ------------   -----------------
Net Increase.....................................      493,149             548,161
                                                   ------------   -----------------
                                                   ------------   -----------------

J.P. MORGAN SERIES TRUST II
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1999
--------------------------------------------------------------------------------

                                                   FOR THE SIX
                                                   MONTHS ENDED
                                                     JUNE 30,      FOR THE FISCAL
                                                       1999          YEAR ENDED
                                                   (UNAUDITED)    DECEMBER 31, 1998
                                                   ------------   -----------------

J.P. MORGAN SMALL COMPANY PORTFOLIO
Shares sold......................................      230,069             265,858
Reinvestment of dividends and distributions......          555              20,952
Shares redeemed..................................      (92,365)           (107,855)
                                                   ------------   -----------------
Net Increase.....................................      138,259             178,955
                                                   ------------   -----------------
                                                   ------------   -----------------

                                                   FOR THE SIX
                                                   MONTHS ENDED
                                                     JUNE 30,      FOR THE FISCAL
                                                       1999          YEAR ENDED
                                                   (UNAUDITED)    DECEMBER 31, 1998
                                                   ------------   -----------------

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
Shares sold......................................      698,492           4,229,642
Reinvestment of dividends and distributions......        4,124             433,529
Shares redeemed..................................     (406,997)         (1,433,325)
                                                   ------------   -----------------
Net Increase.....................................      295,619           3,229,846
                                                   ------------   -----------------
                                                   ------------   -----------------

From time to time, each portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on that portfolio.

4. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the six months ended June 30, 1999, were as follows:

                                                                             COST OF       PROCEEDS
                                                                            PURCHASES     FROM SALES
                                                                          -------------  -------------
J.P. Morgan Bond Portfolio
  U.S. Government Agency Obligations....................................  $  58,488,334  $  50,303,398
  Corporate, Collateralized Mortgage and Other Obligations..............     57,944,510     49,097,957
J.P. Morgan U.S. Disciplined Equity Portfolio...........................     28,228,987     18,648,837
J.P. Morgan Small Company Portfolio.....................................      6,406,535      4,781,255
J.P. Morgan International Opportunities Portfolio.......................      6,426,331      3,565,088

J.P. MORGAN SERIES TRUST II
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1999
--------------------------------------------------------------------------------

Open forward foreign currency contracts at June 30, 1999 are summarized as follows:

      J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO

                                                                       U.S. DOLLAR   NET UNREALIZED
                                                      CONTRACTUAL       VALUE AT     APPRECIATION/
PURCHASE CONTRACTS                                       VALUE           6/30/99     (DEPRECIATION)
-------------------------------------------------  -----------------   -----------   --------------
Australian Dollar 134,000, expiring 8/19/99......  $         87,533    $    88,628   $       1,095
Euro 799,000, expiring 8/19/99...................           837,382        826,676         (10,706)
Japanese Yen 51,115,820, expiring 8/19/99........           430,000        425,583          (4,417)

                                                      SETTLEMENT
SALES CONTRACTS                                          VALUE
-------------------------------------------------  -----------------
Australian Dollar 318,935,
 expiring 8/19/99................................           210,038        210,943            (905)
Euro 2,040,403, expiring 8/19/99.................         2,174,438      2,111,079          63,359
Hong Kong Dollar 587,500, expiring 8/19/99.......            75,680         75,646              34
Japanese Yen 83,001,845, expiring 8/19/99........           689,248        691,062          (1,814)
South African Rand 691,370, expiring 8/19/99.....           108,877        113,369          (4,492)
Swiss Franc 412,897, expiring 8/19/99............           277,484        267,002          10,482
                                                                                     --------------
NET UNREALIZED APPRECIATION ON FORWARD FOREIGN
 CURRENCY CONTRACTS..............................                                    $      52,636
                                                                                     --------------
                                                                                     --------------

Open futures contracts at June 30, 1999 are summarized as follows:

      J.P. MORGAN BOND PORTFOLIO

                                                                         NET UNREALIZED   CURRENT MARKET VALUE
                                                     CONTRACTS SHORT      DEPRECIATION        OF CONTRACTS
                                                   -------------------   --------------   --------------------
U.S. Ten Year Note, expiring September 1999......                  22    $     (25,464)   $         2,223,750
                                                   -------------------   --------------   --------------------
                                                   -------------------   --------------   --------------------

      J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO

                                                                      NET UNREALIZED     CURRENT MARKET VALUE
                                                   CONTRACTS LONG      APPRECIATION          OF CONTRACTS
                                                   --------------   ------------------   --------------------
S&P 500, expiring September 1999.................              3    $          30,944    $         1,036,275
                                                   --------------   ------------------   --------------------
                                                   --------------   ------------------   --------------------

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. IS THE TRUST'S INVESTMENT ADVISOR. SHARES OF THE PORTFOLIOS PRESENTLY ARE OFFERED ONLY TO VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS ESTABLISHED BY INSURANCE COMPANIES TO FUND VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND QUALIFIED PENSION AND RETIREMENT PLANS OUTSIDE THE SEPARATE ACCOUNT CONTEXT.

Shares of the portfolios and investments in the variable contracts are not bank deposits and are not guaranteed by any bank, government entity, or the FDIC. Return and share price will fluctuate and redemption value may be more or less than original cost.

Foreign investing involves special risks, including currency fluctuation and political uncertainty; prospective investors should refer to the prospectus for a discussion of these risks. Reference to specific securities and their issuers are for illustrative purposes only and should not be interpreted as recommendations to purchase or sell these securities. There is no assurance the portfolios will continue to hold these securities. Opinions expressed herein are subject to change without notice.

PLEASE CALL (800) 221-7930 FOR A PROSPECTUS WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING CONTRACT CHARGES AND DEDUCTIONS, AND PORTFOLIO FEES AND EXPENSES. PLEASE READ THE PROSPECTUSES FOR COMPLETE DETAILS INCLUDING RISK CONSIDERATIONS.









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